Exhibit 99.1
                                  -------------
                 Computational Materials and/or ABS Term Sheets

                              ABS New Transaction



                            Computational Materials
                            -----------------------



                                 $1,281,150,000
                                 (Approximate)


                                  CWABS, Inc.

                                   Depositor


                           ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-9



                           [LOGO OMITTED] Countrywide
                                   HOME LOANS
                           Seller and Master Servicer

                                                    Computational Materials for
[LOGO] Countrywide(R)      Countrywide Asset-Backed Certificates, Series 2005-9
-----------------------
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein regarding the mortgage loans is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       2

                                                    Computational Materials for
[LOGO] Countrywide(R)      Countrywide Asset-Backed Certificates, Series 2005-9
-----------------------
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

Term Sheet                                              Date:  August 17, 2005


                                           $1,281,150,000 (Approximate)
                                    CWABS Asset-Backed Certificates, Series 2005-9

-----------------------------------------------------------------------------------------------------------------------------------
            Principal      WAL (Years)      Payment Window      Expected Ratings     Last Scheduled           Certificate
Class (1)  Balance (2)      Call/Mat (3)    (Mos) Call/Mat (3)    (S&P/Fitch) (7)  Distribution Date              Type
-----      -----------      ------------    ------------------    ---------------  -----------------              ----
1-A-1(4)    529,470,000      2.37 / 2.56     1 - 82 / 1 - 182     [AAA/AAA]            Dec 2035           Floating Rate Senior
2-A-1(5)    272,650,000      1.00 / 1.00     1 - 23 / 1 - 23      [AAA/AAA]            Mar 2027           Floating Rate Senior
2-A-2(5)    196,502,000      3.00 / 3.00    23 - 62 / 23 - 62     [AAA/AAA]            Oct 2033           Floating Rate Senior
2-A-3(5)     83,628,000      6.43 / 8.10    62 - 82 / 62 - 190    [AAA/AAA]            Jan 2036           Floating Rate Senior
 M-1(6)      63,050,000      4.71 / 5.20    40 - 82 / 40 - 151    [AA+/AA+]            Nov 2035         Floating Rate Mezzanine
 M-2(6)      76,700,000      4.62 / 5.05    38 - 82 / 38 - 139      [AA]               Oct 2035         Floating Rate Mezzanine
 M-3(6)       9,100,000      4.60 / 4.93    38 - 82 / 38 - 114     [AA-]               Jul 2035         Floating Rate Mezzanine
 M-4(6)      18,850,000      4.59 / 4.86    37 - 82 / 37 - 109      [A+]               Jun 2035         Floating Rate Mezzanine
 M-5(6)      10,400,000      4.57 / 4.74    37 - 82 / 37 - 98        [A]               Apr 2035         Floating Rate Mezzanine
 M-6(6)       7,150,000      4.57 / 4.63    37 - 82 / 37 - 89       [A-]               Jan 2035         Floating Rate Mezzanine
 M-7(6)      13,650,000      4.39 / 4.39    37 - 82 / 37 - 82      [BBB+]              Nov 2034         Floating Rate Subordinate
-----------------------------------------------------------------------------------------------------------------------------------
 Total:  $1,281,150,000
-----------------------------------------------------------------------------------------------------------------------------------

(1) The margins on the Senior Certificates will double and the respective margins on the Subordinate Certificates will be equal to 1.5x the related original margin after the Clean-up Call date.
(2) The principal balance of each Class of Certificates is subject to a 10% variance.
(3)   See "Pricing Prepayment Speed" below.
(4) The Class 1-A-1 Certificates are backed primarily by the cashflows from the Group 1 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group.
(5) The Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates (collectively the "Class 2-A Certificates") are backed primarily by the cashflows from the Group 2 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group.
(6) The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, and Class M-7 Certificates (collectively, the "Subordinate Certificates") are backed by the cashflows from the Group 1 and Group 2 Mortgage Loans.
(7) Rating Agency Contacts: Natalia Skuthen, Standard & Poors, 212 438 8012; Kei Ishidoya, Fitch Ratings212 908 0238.

Trust:                         Asset-Backed Certificates, Series 2005-9.

Depositor:                     CWABS, Inc.

Seller:                        Countrywide Home Loans, Inc ("Countrywide").

Master Servicer:               Countrywide Home Loans Servicing LP.

Underwriters:                  Countrywide Securities Corporation (Lead
                               Manager), Merrill Lynch, Pierce, Fenner & Smith
                               Incorporated (Co-Manager) and Greenwich Capital
                               Markets, Inc. (Co-Manager).

Trustee: The Bank of New York, a New York banking corporation.

Offered Certificates:          The (i) Class 1-A-1 and Class 2-A Certificates
                               (collectively, the "Senior Certificates") and
                               (ii) the Subordinate Certificates. The Senior
                               Certificates and the Subordinate Certificates are collectively referred to herein as the "Offered Certificates."

Non-Offered Certificates:      The "Non-Offered Certificates" consist of the
                               Class C, Class P and Class A-R Certificates. The
                               Offered Certificates and Non-Offered
                               Certificates are collectively referred to herein as the "Certificates."



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       3


                                                                                                       Computational Materials for
[LOGO] Countrywide(R)                                                         Countrywide Asset-Backed Certificates, Series 2005-9
-----------------------
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------
Federal Tax Status:            It is anticipated that the Offered Certificates will represent ownership of REMIC regular interests for tax purposes.

Registration:                  The Offered Certificates will be available in book-entry form through DTC, Clearstream, Luxembourg and the Euroclear System.

Statistical Pool
Calculation Date:              Scheduled balances as of September 1, 2005.

Cut-off Date:                  As to any Mortgage Loan, the later of September 1, 2005 and the origination date of such Mortgage
                               Loan.

Expected Pricing Date:         August [18], 2005.

Expected Closing Date:         September [28], 2005.

Expected Settlement Date:      September [28], 2005.

Distribution Date:             The 25th day of each month (or, if not a business day, the next succeeding business day), commencing in October 2005.

Accrued Interest:              The price to be paid by investors for the Offered Certificates will not include accrued interest
                               (i.e., settling flat).

Interest Accrual Period:       The "Interest Accrual Period" for each Distribution Date with respect to the Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution
                               Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 day basis).

ERISA Eligibility:             The Offered Certificates are expected to be eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of ERISA or Section 4975 of the Internal
                               Revenue Code of 1986, as amended, subject to certain considerations.

SMMEA Eligibility:             The Class 1-A-1, Class 2-A, Class [M-1, Class M-2 and Class M-3] Certificates will constitute
                               "mortgage related securities" for the purposes of SMMEA. The remaining Offered Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:          The "Clean-up Call" may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of the original Pre-Funded Amount and the aggregate principal balance of the Closing Date Pool as of the Cut-off Date.

Pricing Prepayment Speed:      The Offered Certificates will be priced based on the following collateral prepayment assumptions:

                               ----------------------------------------------------------------------------------------------------
                               Fixed Rate Mortgage Loans
                               ----------------------------------------------------------------------------------------------------
                               100% PPC, which assumes 22% HEP (i.e., prepayments start at 2.2% CPR in month one, and increase by 2.2% CPR each month to 22% CPR in month ten, and remain at 22% CPR thereafter).
                               ----------------------------------------------------------------------------------------------------

                               ----------------------------------------------------------------------------------------------------
                               Adjustable Rate Mortgage Loans
                               ----------------------------------------------------------------------------------------------------
                               100% PPC, which assumes 6% CPR in month 1, an additional 1/11th of 22% CPR for each month thereafter, building to 28% CPR in month 12 and remaining constant at 28% CPR until month
                               33, increasing to and remaining constant at 50% CPR from month 34 until month 37, decreasing
                               1/4th of 20% CPR for each month thereafter, decreasing to 30% CPR in Month 42 and remaining constant at 30% CPR from month 43 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.
                               ----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                                                4


                                                                                                       Computational Materials for
[LOGO] Countrywide(R)                                                         Countrywide Asset-Backed Certificates, Series 2005-9
-----------------------
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

Mortgage Loans:                The collateral tables included in these Computational Materials as Appendix A represent a statistical pool of Mortgage Loans with scheduled balances as of the Statistical Pool Calculation
                               Date (the "Statistical Pool"). It is expected that (a) additional mortgage loans will be included in the Trust on the Closing Date and (b) certain Mortgage Loans may be prepaid or otherwise deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date (the "Mortgage Pool").
                               The characteristics of the Mortgage Pool will vary from the characteristics of the Statistical Pool described herein, although any such difference is not expected to be material. See the attached collateral descriptions for additional information.

                               As of the Statistical Pool Calculation Date, the aggregate principal balance of the Mortgage Loans was approximately 680,568,475 (the "Mortgage Loans") of which: (i) approximately 334,955,819 were conforming balance Mortgage Loans made to borrowers with credit-blemished histories (the "Group 1
                               Mortgage Loans") and (ii) approximately 345,612,655 were nonconforming balance Mortgage Loans made to borrowers with credit-blemished histories (the "Group 2 Mortgage Loans").

Pre-Funded Amount:             A deposit of not more than $325,000,000 (the "Pre-Funded Amount") will be made to a pre-funding account (the "Pre-Funding Account") on the Closing Date. From the Closing Date through November
                               [11], 2005 (the "Funding Period"), the Pre-Funded Amount will be used to purchase subsequent mortgage loans (the "Subsequent Mortgage Loans"), which will be included in the Trust to create a final pool of Mortgage Loans (the "Final Pool"). The characteristics of the Final Pool will vary from the characteristics of the Closing Date Pool, although any such difference is not expected to be material. It is expected that, after giving effect to the purchase of Subsequent Mortgage Loans during the Funding Period, the Final Pool of Mortgage Loans will be comprised of approximately
                               $636,000,000 of Group 1 Mortgage Loans, and approximately $664,000,000 of Group 2 Mortgage Loans.
                               Any portion of the Pre-Funded Amount remaining on the last day of the Funding Period will be distributed as principal on the applicable Senior Certificates on the immediately following
                               Distribution Date.

Pass-Through Rate:             The Pass-Through Rate for each class of Offered Certificates will be equal to the lesser of (a)
                               one-month LIBOR plus the related margin for such class, and (b) the related Net Rate Cap.

Adjusted Net
Mortgage Rate:                 The "Adjusted Net Mortgage Rate" for each Mortgage Loan is equal to the gross mortgage rate of the
                               Mortgage Loan less the sum of (a) the servicing fee rate (b) the trustee fee rate and (c) the mortgage insurance premium rate (if any).

Net Rate Cap:                  The "Net Rate Cap" is generally equal to the following (subject to certain exceptions described in the prospectus supplement):

                               ---------------------------------------------------------------------------------------------------
                               1-A-1            The weighted average Adjusted Net Mortgage Rate of the Group 1 Mortgage
                                                Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                               ---------------------------------------------------------------------------------------------------
                               2-A              The weighted average Adjusted Net Mortgage Rate of the Group 2 Mortgage Loans
                                                (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                               ---------------------------------------------------------------------------------------------------
                               Subordinate      The weighted average of the Adjusted Net Mortgage Rate of the Group 1 Mortgage
                                                Loans and Group 2 Mortgage Loans, weighted on the basis of the excess of the principal balance of the related Mortgage Loans plus the amounts in the Pre-
                                                Funding Account over the principal balance of the related Senior Certificates
                                                (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                               ---------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                                                5


                                                                                                       Computational Materials for
[LOGO] Countrywide(R)                                                         Countrywide Asset-Backed Certificates, Series 2005-9
-----------------------
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

Net Rate Carryover:            For any Class of Offered Certificates and any Distribution Date, the "Net Rate Carryover" will equal the sum of (a) the excess of (i) the amount of interest that would have accrued thereon if the applicable Pass-Through Rate had not been limited by the Net Rate Cap over (ii) the amount of interest accrued based on the Net Rate Cap, and (b) the aggregate of any unpaid Net Rate Carryover from previous Distribution Dates together with accrued interest thereon at the related Pass-Through
                               Rate (without giving effect to the Net Rate Cap). Net Rate Carryover will be paid to the extent available from proceeds received on the related Corridor Contract and any remaining Excess Cashflow as described under the heading "Certificates Priority of Distributions" below.

Corridor Contracts:            The Trust will include payments from three one-month LIBOR corridor contracts for the benefit of the Class 1-A-1, Class 2-A and Subordinate Certificates (the "Class 1-A-1 Corridor Contract,"
                               "Class 2-A Corridor Contract," and "Subordinate Corridor Contract," respectively, and, collectively, the "Corridor Contracts"). Payments to the Trust from each Corridor Contract will be calculated based on the lesser of the notional amount of the related Corridor Contract and the principal balance of the related class(es) of Certificates. After the Closing Date, the notional amount of each Corridor Contract will amortize down pursuant to the related amortization schedule
                               (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the related Certificates. With respect to each Distribution Date, payments received on (a) the Class 1-A-1 Corridor Contract will be available to pay the holders of the Class 1-A-1
                               Certificates the related Net Rate Carryover, (b) the Class 2-A Corridor Contract will be available to pay the holders of the Class 2-A Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate
                               Carryover and (c) the Subordinate Corridor Contract will be available to pay the holders of the
                               Subordinate Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover. Any amounts received on the Corridor Contracts on a Distribution Date that are not used to pay any Net Rate
                               Carryover on the related Certificates on such Distribution Date will be distributed instead to the holder of the Class C Certificates and will not be available for payments of Net Rate Carryover on any class of Certificates on future Distribution Dates.

Credit Enhancement:            The Trust will include the following credit enhancement mechanisms, each of which is intended to provide credit support for some or all of the Offered Certificates, as the case may be:

                                    1)  Subordination
                                    2)  Overcollateralization
                                    3)  Excess Cashflow

                               ---------------------------------------------------------------------------------------------------
                                                                                                                        Target
                                                                                                                  Subordination at
                                   Class          S&P/ Fitch                Initial Subordination (1)                  Stepdown
                               ---------------------------------------------------------------------------------------------------
                                   1-A-1           AAA/AAA                          16.75%                             33.50%
                                    2-A            AAA/AAA                          16.75%                             33.50%
                                    M-1           [AA+/AA+]                         11.90%                             23.80%
                                    M-2             [AA]                             6.00%                             12.00%
                                    M-3             [AA-]                            5.30%                             10.60%
                                    M-4              [A+]                            3.85%                              7.70%
                                    M-5               [A]                            3.05%                              6.10%
                                    M-6              [A-]                            2.50%                              5.00%
                                    M-7             [BBB+]                           1.45%                              2.90%
                               ---------------------------------------------------------------------------------------------------

                               (1) Initial Overcollateralization at closing is 1.45%. Does not include any credit for Excess
                                   Interest.


----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                                                6


                                                                                                       Computational Materials for
[LOGO] Countrywide(R)                                                         Countrywide Asset-Backed Certificates, Series 2005-9
-----------------------
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------
Subordination:                 The Subordinate Certificates will be subordinate to, and provide credit support for, the Senior
                               Certificates. Among the Subordinate Certificates, each Subordinate Certificate will rank in priority from highest to lowest in the following order: Class M-1, Class M-2, Class M-3, Class M-4,
                               Class M-5, Class M-6 and Class M-7 Certificates, with each subsequent class providing credit support for the prior class or classes, if any.

Overcollateralization:         On the Closing Date, the principal balance of the Mortgage Loans will exceed the principal balance of the Certificates, resulting in Overcollateralization equal to the Initial Overcollateralization
                               Target (as defined below). Any realized losses on the Mortgage Loans will be covered first by
                               Excess Cashflow and then by Overcollateralization. In the event that the Overcollateralization is so reduced, Excess Cashflow will be directed to pay principal on the Certificates, resulting in the limited acceleration of the Certificates relative to the amortization of the Mortgage Loans, until the Overcollateralization is restored to the Overcollateralization Target. Upon this event, the acceleration feature will cease, unless the amount of Overcollateralization is reduced below the
                               Overcollateralization Target by realized losses.

Overcollateralization
Target:                        Prior to the Stepdown Date or if a Trigger Event (as described below) is in effect, 1.45% of the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and the
                               Pre-Funded Amount (approximately $325,000,000) (the "Overcollateralization Target"). The initial amount of Overcollateralization will be approximately 1.45%.

                               On or after the Stepdown Date, the Overcollateralization Target will be equal to 2.90% of the aggregate principal balance of the Mortgage Loans for the related Distribution Date, subject to a floor of 0.50% (the "O/C Floor") of the sum of the aggregate principal balance of the Mortgage
                               Loans as of the Cutoff Date and Pre-Funded Amount; provided, however, that if a Trigger Event (as described herein) is in effect on the related Distribution Date, the Overcollateralization Target will be equal to the Overcollateralization Target on the prior Distribution Date.

Excess Cashflow:               "Excess Cashflow" for any Distribution Date will be equal to the available funds remaining after interest and principal distributions as described under "Certificates Priority of Distributions."

Trigger Event:                 A "Trigger Event" will be in effect on a Distribution Date on or after the Stepdown Date if either
                               (or both) a Delinquency Trigger or a Cumulative Loss Trigger is in effect on such Distribution
                               Date.

Delinquency Trigger:           With respect to the Certificates, a "Delinquency Trigger" will occur if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Mortgage Loans equals or exceeds [45.00%] of the Senior Enhancement Percentage. As used above, the "Senior Enhancement Percentage" with respect to any Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate current principal balance of the Mortgage Loans for the preceding Distribution Date, over (ii) the aggregate certificate principal balance of the Senior Certificates as of the preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate current principal balance of the Mortgage Loans for the preceding Distribution Date.

Cumulative Loss Trigger:       A "Cumulative Loss Trigger" will be in effect on a Distribution Date on or after the Stepdown Date if the aggregate amount of realized losses on the Mortgage Loans exceeds the applicable percentage of the sum of the principal balance of the Mortgage Loans as of the Cut-off Date and the Pre-Funded
                               Amount, as set forth below:

                                  Period (month)          Percentage
                                  --------------          ----------
                                  37 - 49                 [2.00%] with respect to October 2008, plus an additional
                                                          1/12th of [0.75%] for each month thereafter
                                  49 - 61                 [2.75%] with respect to October 2009, plus an additional 1/12th of [0.50%] for each month thereafter

----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                                                7


                                                                                                       Computational Materials for
[LOGO] Countrywide(R)                                                         Countrywide Asset-Backed Certificates, Series 2005-9
-----------------------
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------
                                  61 - 73                 [3.25%] with respect to October 2010, plus an additional
                                                          1/12th of [0.25%] for each month thereafter
                                  73+                     [3.50%]

Stepdown Date:                 The earlier to occur of:
                                   (i)   the Distribution Date on which the aggregate certificate principal balance of Senior
                                             Certificates is reduced to zero; and
                                  (ii)   the later to occur of:
                                             a. the Distribution Date in October 2008
                                             b. the first Distribution Date on which the aggregate certificate principal balance of the Senior Certificates is less than or equal to 66.50% of the aggregate principal balance of the Mortgage Loans for such Distribution Date.

Allocation of Losses:              Any realized losses on the Mortgage Loans not covered by Excess Interest or
                                   Overcollateralization will be allocated to each class of Subordinate Certificates, in the following order: to the Class M-7, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and
                                   Class M-1 Certificates, in that order, in each case until the respective certificate principal balance of such class has been reduced to zero.

Certificates Priority
of Distributions:              Available funds from the Mortgage Loans will be distributed in the following order of priority:
                               1)   Interest funds, sequentially, as follows: (a) concurrently, (i) from interest collections related to the Group 1 Mortgage Loans, to the Class 1-A-1 Certificates, current and unpaid interest and (ii) from interest collections related to the Group 2 Mortgage Loans, to each class of Class 2-A Certificates, current and unpaid interest, pro rata based on their entitlements, then (b) current interest, sequentially, to the Class M-1, Class M-2, Class M-3,
                                    Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order;
                               2)   Principal funds, sequentially, as follows: (a) concurrently, (i) from principal collections related to the Group 1 Mortgage Loans, to pay the Class 1-A-1 Certificates and ii) from principal collections related to the Group 2 Mortgage Loans, to pay the Class 2-A Certificates
                                    (as described below under "Principal Paydown" and "Class 2-A Principal Distributions" below), then (b) from any remaining principal funds related to all of the Mortgage Loans sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7
                                    Certificates, in that order;
                               3)   Excess Cashflow to the Senior Certificates and Subordinate Certificates to restore or maintain
                                    Overcollateralization, as described under "Overcollateralization Target";
                               4)   Any remaining Excess Cashflow to pay any unpaid interest and then to pay any unpaid realized loss amounts sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class
                                    M-6 and Class M-7 Certificates, in that order;
                               5)   Any remaining Excess Cashflow to pay Net Rate Carryover remaining unpaid after application of amounts received under the related Corridor Contracts (as described above);
                               6)   To the Non-Offered Certificates, any remaining amount as described in the pooling and servicing agreement.


                               Excess Cashflow available to cover Net Rate Carryover (after application of amounts received under the Corridor Contracts) will generally be distributed to the Offered Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.


Principal Paydown:             Prior to the Stepdown Date or if a Trigger Event is in effect on any Distribution Date, (i) 100%
                               of the available principal funds from Loan Group 1 will be paid to the Class 1-A-1 Certificates and
                               (ii) 100% of the principal funds from Loan Group 2 will be paid to the Class 2-A Certificates as described below under "Class 2-A Principal Distributions"; provided, however, that (x) if either
                               (a) the Class 1-A-1 Certificates or (b) all of the Class 2-A Certificates have been retired, 100%
                               of the principal collections
----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                                                8


                                                                                                       Computational Materials for
[LOGO] Countrywide(R)                                                         Countrywide Asset-Backed Certificates, Series 2005-9
-----------------------
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------
                               from the Loan Group related to such retired classes of Senior Certificates will be paid to the remaining Senior Certificates, and (y) if all of the Senior Certificates have been retired, such amounts will be applied sequentially in the following order of priority: to the Class M-1, Class
                               M-2, Class M-3, Class M-4, Class M-5, Class M-6and Class M-7 Certificates.

                               On any Distribution Date on or after the Stepdown Date, and if a Trigger Event is not in effect on such Distribution Date, each of the Class 1-A-1, Class 2-A and Subordinate Certificates will be entitled to receive payments of principal in the following order of priority: (i) first, concurrently, (a) from principal collections relating to the Group 1 Mortgage Loans, to the Class
                               1-A-1 Certificates and (b) from principal collections related to the Group 2 Mortgage Loans, to the
                               Class 2-A Certificates (as described under "Class 2-A Principal Distributions"), in each case, such that the Senior Certificates in the aggregate will have 33.50% subordination, (ii) second, from remaining principal collections relating to the all of the Mortgage Loans, to the Class M-1
                               Certificates such that the Class M-1 Certificates will have 23.80% subordination, (iii) third, from remaining principal collections relating to all of the Mortgage Loans, to the Class M-2
                               Certificates such that the Class M-2 Certificates will have 12.00% subordination, (iv) fourth, from remaining principal collections relating to all of the Mortgage Loans, to the Class M-3
                               Certificates such that the Class M-3 Certificates will have 10.60% subordination, (v) fifth, from remaining principal collections relating to all of the Mortgage Loans, to the Class M-4
                               Certificates such that the Class M-4 Certificates will have 7.70% subordination, (vi) sixth, from remaining principal collections relating to all of the Mortgage Loans, to the Class M-5
                               Certificates such that the Class M-5 Certificates will have 6.10% subordination, (vii) seventh, from remaining principal collections relating to all of the Mortgage Loans, to the Class M-6
                               Certificates such that the Class M-6 Certificates will have 5.00% subordination, and (viii) eighth, from remaining principal collections relating to all of the Mortgage Loans, to the Class M-7
                               Certificates such that the Class M-7 Certificates will have 2.90% subordination; each subject to the O/C Floor.


Class 2-A
Principal Distributions:       Principal distributed to the Class 2-A Certificates will be applied sequentially, to the
                               Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, in that order, in each case until the certificate principal balances thereof are reduced to zero.

                               Notwithstanding the foregoing order of priority, on any Distribution Date on which (x) the aggregate certificate principal balance of the Senior Certificates is greater than the sum of the aggregate principal balance of the Mortgage Loans and any amount on deposit in the Pre-Funding
                               Account and (y) the aggregate certificate principal balance of the Class 2-A Certificates is greater than the sum of the aggregate principal balance of the Group 2 Mortgage Loans and any amount on deposit in the Pre-Funding Account in respect of Loan Group 2, any principal amounts to be distributed to the Class 2-A Certificates will be distributed concurrently to each class of
                               Class 2-A Certificates, pro rata, based on the certificate principal balances thereof, in each case until the certificate principal balance thereof is reduced to zero, and not as described above.


          [Discount Margin Tables, Corridor Contract Schedule, Available Funds Schedules, and Collateral Tables to Follow]




----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                                                9


                                                                                                       Computational Materials for
[LOGO] Countrywide(R)                                                         Countrywide Asset-Backed Certificates, Series 2005-9
-----------------------
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------


                                                    Discount Margin Tables (1)


Class 1-A-1 (To Call)
----------------------------------------------------------------------------------------------
  Margin                                        0.26%
----------------------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                              50%        75%       100%       125%       150%

==============================================================================================
DM @ 100-00                                    26         26        26         26         26
==============================================================================================
WAL (yr)                                      4.80       3.23      2.37       1.78       1.36
MDUR (yr)                                     4.11       2.91      2.19       1.68       1.31
First Prin Pay                                Oct05      Oct05     Oct05      Oct05      Oct05
Last Prin Pay                                 Aug19      Jan15     Jul12      Dec10      Sep08
----------------------------------------------------------------------------------------------


Class 1-A-1 (To Maturity)
----------------------------------------------------------------------------------------------
  Margin                                        0.26%
----------------------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                              50%        75%       100%       125%       150%

==============================================================================================
DM @ 100-00                                    27         27        27         28         26
==============================================================================================
WAL (yr)                                      5.14       3.49      2.56       1.92       1.36
MDUR (yr)                                     4.29       3.07      2.33       1.79       1.31
First Prin Pay                                Oct05      Oct05     Oct05      Oct05      Oct05
Last Prin Pay                                 Jan32      Nov25     Nov20      Jun17      Sep08
----------------------------------------------------------------------------------------------


Class 2-A-1 (To Call)
----------------------------------------------------------------------------------------------
Margin                                          0.14%
----------------------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                              50%        75%       100%       125%       150%

==============================================================================================
DM @ 100-00                                    14         14        14         14         14
==============================================================================================
WAL (yr)                                      1.78       1.28      1.00       0.82       0.70
MDUR (yr)                                     1.70       1.24      0.97       0.80       0.69
First Prin Pay                                Oct05      Oct05     Oct05      Oct05      Oct05
Last Prin Pay                                 Feb09      Mar08     Aug07      Apr07      Jan07
----------------------------------------------------------------------------------------------


Class 2-A-1 (To Maturity)
----------------------------------------------------------------------------------------------
Margin                                          0.14%
----------------------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                               50%        75%       100%       125%       150%

==============================================================================================
DM @ 100-00                                    14         14        14         14         14
==============================================================================================
WAL (yr)                                      1.78       1.28      1.00       0.82       0.70
MDUR (yr)                                     1.70       1.24      0.97       0.80       0.69
First Prin Pay                                Oct05      Oct05     Oct05      Oct05      Oct05
Last Prin Pay                                 Feb09      Mar08     Aug07      Apr07      Jan07
----------------------------------------------------------------------------------------------

(1) See definition of Pricing Prepayment Speed above.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       10

                                                    Computational Materials for
[LOGO] Countrywide(R)      Countrywide Asset-Backed Certificates, Series 2005-9
-----------------------
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


Class 2-A-2 (To Call)
---------------------------------------------------------------------------------------------
  Margin                              0.28%
---------------------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                    50%         75%       100%       125%       150%

==============================================================================================
DM @ 100-00                         28          28        28         28         28
==============================================================================================
WAL (yr)                           6.10        4.08      3.00       2.25       1.89
MDUR (yr)                          5.35        3.74      2.81       2.14       1.81
First Prin Pay                     Feb09       Mar08     Aug07      Apr07      Jan07
Last Prin Pay                      Mar16       Sep12     Nov10      Sep08      Apr08
---------------------------------------------------------------------------------------------

Class 2-A-2 (To Maturity)
---------------------------------------------------------------------------------------------
Margin                                0.28%
---------------------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                    50%         75%       100%       125%       150%

=============================================================================================
DM @ 100-00                         28          28        28         28         28
=============================================================================================
WAL (yr)                           6.10        4.08      3.00       2.25       1.89
MDUR (yr)                          5.35        3.74      2.81       2.14       1.81
First Prin Pay                     Feb09       Mar08     Aug07      Apr07      Jan07
Last Prin Pay                      Mar16       Sep12     Nov10      Sep08      Apr08
---------------------------------------------------------------------------------------------

Class 2-A-3 (To Call)
---------------------------------------------------------------------------------------------
Margin                                0.40%
---------------------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                    50%         75%       100%       125%       150%

=============================================================================================
DM @ 100-00                         40          40        40         40         40
=============================================================================================
WAL (yr)                           13.10       8.79      6.43       4.86       3.10
MDUR (yr)                          10.13       7.37      5.64       4.39       2.90
First Prin Pay                     Mar16       Sep12     Nov10      Sep08      Apr08
Last Prin Pay                      Aug19       Jan15     Jul12      Dec10      Oct09
---------------------------------------------------------------------------------------------

Class 2-A-3 (To Maturity)
---------------------------------------------------------------------------------------------
Margin                                0.40%
---------------------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                    50%         75%       100%       125%       150%

=============================================================================================
DM @ 100-00                         45          46        47         47         48
=============================================================================================
WAL (yr)                           15.74       10.94     8.10       6.19       4.08
MDUR (yr)                          11.44       8.68      6.79       5.38       3.66
First Prin Pay                     Mar16       Sep12     Nov10      Sep08      Apr08
Last Prin Pay                      May32       Jul26     Jul21      Feb18      Sep15
---------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       11

                                                    Computational Materials for
[LOGO] Countrywide(R)      Countrywide Asset-Backed Certificates, Series 2005-9
-----------------------
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


Class M-1 (To Call)
-------------------------------------------------------------------------------------
 Margin                               0.55%
-------------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                     50%          75%      100%       125%       150%

=====================================================================================
DM @ 100-00                           55           55       55         55         55
=====================================================================================
WAL (yr)                             9.16         6.08     4.71       4.34       4.08
MDUR (yr)                            7.42         5.26     4.22       3.94       3.73
First Prin Pay                       Jan10        Oct08    Jan09      Jun09      Oct09
Last Prin Pay                        Aug19        Jan15    Jul12      Dec10      Oct09
-------------------------------------------------------------------------------------

Class M-1 (To Maturity)
-------------------------------------------------------------------------------------
 Margin                               0.55%
-------------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                     50%          75%      100%       125%       150%

======================================================================================
DM @ 100-00                          56           57       57         57         62
======================================================================================
WAL (yr)                             10.02        6.74     5.20       4.73       5.51
MDUR (yr)                            7.85         5.67     4.57       4.24       4.89
First Prin Pay                       Jan10        Oct08    Jan09      Jun09      Feb10
Last Prin Pay                        Dec28        Jul22    Apr18      Jun15      Jul13
-------------------------------------------------------------------------------------


Class M-2 (To Call)
-------------------------------------------------------------------------------------
 Margin                               0.65%
-------------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                     50%          75%      100%       125%       150%

======================================================================================
DM @ 100-00                           65           65       65         65         65
======================================================================================
WAL (yr)                             9.16         6.08     4.62       4.00       3.89
MDUR (yr)                            7.38         5.24     4.14       3.65       3.56
First Prin Pay                       Jan10        Oct08    Nov08      Dec08      Mar09
Last Prin Pay                        Aug19        Jan15    Jul12      Dec10      Oct09
-------------------------------------------------------------------------------------

Class M-2 (To Maturity)
-------------------------------------------------------------------------------------
 Margin                               0.65%
-------------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                     50%          75%      100%       125%       150%

=====================================================================================
DM @ 100-00                           67           67       67         67         67
=====================================================================================
WAL (yr)                             9.92         6.65     5.05       4.34       4.20
MDUR (yr)                            7.76         5.60     4.44       3.90       3.82
First Prin Pay                       Jan10        Oct08    Nov08      Dec08      Mar09
Last Prin Pay                        Jul27        Apr21    Apr17      Aug14      Oct12
-------------------------------------------------------------------------------------





-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       12

                                                    Computational Materials for
[LOGO] Countrywide(R)      Countrywide Asset-Backed Certificates, Series 2005-9
-----------------------
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


Class M-3 (To Call)
---------------------------------------------------------------------------------------------
 Margin                                       0.75%
---------------------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                             50%          75%      100%       125%       150%

=============================================================================================
DM @ 100-00                                   75           75       75         75         75
=============================================================================================
WAL (yr)                                     9.16         6.08     4.60       3.87       3.58
MDUR (yr)                                    7.34         5.22     4.10       3.53       3.29
First Prin Pay                               Jan10        Oct08    Nov08      Dec08      Feb09
Last Prin Pay                                Aug19        Jan15    Jul12      Dec10      Oct09
---------------------------------------------------------------------------------------------

Class M-3 (To Maturity)
---------------------------------------------------------------------------------------------
 Margin                                       0.75%
---------------------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                             50%          75%      100%       125%       150%

=============================================================================================
DM @ 100-00                                  76           77       77         77         77
=============================================================================================
WAL (yr)                                     9.77         6.53     4.93       4.13       3.80
MDUR (yr)                                    7.65         5.51     4.34       3.73       3.47
First Prin Pay                               Jan10        Oct08    Nov08      Dec08      Feb09
Last Prin Pay                                May24        Jul18    Mar15      Jan13      Jun11
---------------------------------------------------------------------------------------------

Class M-4 (To Call)
---------------------------------------------------------------------------------------------
 Margin                                       1.00%
---------------------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                             50%          75%      100%       125%       150%

=============================================================================================
DM @ 100-00                                  100          100      100        100        100
=============================================================================================
WAL (yr)                                     9.16         6.08     4.59       3.85       3.51
MDUR (yr)                                    7.25         5.17     4.06       3.49       3.21
First Prin Pay                               Jan10        Oct08    Oct08      Nov08      Dec08
Last Prin Pay                                Aug19        Jan15    Jul12      Dec10      Oct09
---------------------------------------------------------------------------------------------

Class M-4 (To Maturity)
---------------------------------------------------------------------------------------------
 Margin                                       1.00%
---------------------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                             50%          75%      100%       125%       150%

=============================================================================================
DM @ 100-00                                  102          102      102        102        102
=============================================================================================
WAL (yr)                                     9.65         6.44     4.86       4.05       3.68
MDUR (yr)                                    7.50         5.40     4.26       3.65       3.35
First Prin Pay                               Jan10        Oct08    Oct08      Nov08      Dec08
Last Prin Pay                                Sep23        Jan18    Oct14      Sep12      Mar11
---------------------------------------------------------------------------------------------









-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       13

                                                    Computational Materials for
[LOGO] Countrywide(R)      Countrywide Asset-Backed Certificates, Series 2005-9
-----------------------
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


Class M-5 (To Call)
------------------------------------------------------------------------------------------
 Margin                                1.10%
------------------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                       50%        75%       100%       125%          150%

==========================================================================================
DM @ 100-00                            110        110        110        110          110
==========================================================================================
WAL (yr)                              9.16        6.08      4.57       3.83          3.45
MDUR (yr)                             7.21        5.15      4.04       3.46          3.16
First Prin Pay                        Jan10      Oct08      Oct08      Nov08        Nov08
Last Prin Pay                         Aug19      Jan15      Jul12      Dec10        Oct09
------------------------------------------------------------------------------------------

Class M-5 (To Maturity)
------------------------------------------------------------------------------------------
 Margin                                1.10%
------------------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                       50%        75%       100%       125%          150%

==========================================================================================
DM @ 100-00                            111        111        112        111          111
==========================================================================================
WAL (yr)                              9.46        6.30      4.74       3.95          3.56
MDUR (yr)                             7.37        5.30      4.16       3.56          3.24
First Prin Pay                        Jan10      Oct08      Oct08      Nov08        Nov08
Last Prin Pay                         Jan22      Oct16      Nov13      Dec11        Aug10
------------------------------------------------------------------------------------------

Class M-6 (To Call)
------------------------------------------------------------------------------------------
  Margin                               1.40%
------------------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                       50%        75%       100%       125%          150%

==========================================================================================
DM @ 100-00                            140        140        140        140          140
==========================================================================================
WAL (yr)                              9.16        6.08      4.57       3.82          3.40
MDUR (yr)                             7.10        5.10      4.00       3.43          3.09
First Prin Pay                        Jan10      Oct08      Oct08      Oct08        Nov08
Last Prin Pay                         Aug19      Jan15      Jul12      Dec10        Oct09
------------------------------------------------------------------------------------------

Class M-6 (To Maturity)
------------------------------------------------------------------------------------------
 Margin                                1.40%
------------------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                       50%        75%       100%       125%          150%

==========================================================================================
DM @ 100-00                            141        141        141        141          141
==========================================================================================
WAL (yr)                              9.27        6.16      4.63       3.86          3.44
MDUR (yr)                             7.16        5.15      4.05       3.46          3.13
First Prin Pay                        Jan10      Oct08      Oct08      Oct08        Nov08
Last Prin Pay                         Oct20      Nov15      Feb13      May11        Mar10
------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       14

                                                    Computational Materials for
[LOGO] Countrywide(R)      Countrywide Asset-Backed Certificates, Series 2005-9
-----------------------
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


Class M-7 (To Call)
------------------------------------------------------------------------------------
                                  3.00%
Percent of Pricing
Prepayment Speed                  50%          75%       100%       125%       150%

====================================================================================
DM @ 100-00                       300          300       300        300        300
====================================================================================
WAL (yr)                          8.82         5.84      4.39       3.64       3.27
MDUR (yr)                         6.41         4.68      3.71       3.17       2.89
First Prin Pay                    Jan10        Oct08     Oct08      Oct08      Oct08
Last Prin Pay                     Aug19        Jan15     Jul12      Dec10      Oct09
------------------------------------------------------------------------------------

Class M-7 (To Maturity)
------------------------------------------------------------------------------------
                                  3.00%
Percent of Pricing
Prepayment Speed                  50%          75%       100%       125%       150%

====================================================================================
DM @ 100-00                       300          300       300        300        300
====================================================================================
WAL (yr)                          8.82         5.84      4.39       3.64       3.27
MDUR (yr)                         6.41         4.68      3.71       3.17       2.89
First Prin Pay                    Jan10        Oct08     Oct08      Oct08      Oct08
Last Prin Pay                     Aug19        Jan15     Jul12      Dec10      Oct09
------------------------------------------------------------------------------------







-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       15

                                                    Computational Materials for
[LOGO] Countrywide(R)      Countrywide Asset-Backed Certificates, Series 2005-9
-----------------------
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                Class 1-A-1 Corridor Contract Agreement Schedule and Strike Rates

----------------------------------------------------------------------------------------------------------------------------------
                Notional Schedule     Cap Strike  Cap Ceiling              Notional Schedule    Cap Strike   Cap Ceiling
Period               ($)                  (%)         (%)       Period         ($)                  (%)          (%)
----------------------------------------------------------------------------------------------------------------------------------
  1               529,470,000           7.75685%    9.75000%       31        178,919,942          7.78820%     9.71161%
  2               520,731,116           6.72203%    9.75000%       32        166,925,996          8.09661%     9.66391%
  3               510,998,963           6.95299%    9.75000%       33        155,144,286          8.10841%     9.65473%
  4               500,337,589           6.71906%    9.74970%       34        142,723,448          8.47340%     9.54916%
  5               488,810,885           6.72212%    9.74903%       35        131,450,081          8.54619%     9.53729%
  6               476,452,116           7.47913%    9.74893%       36        121,229,600          8.87565%     9.48889%
  7               463,304,834           6.73017%    9.74904%       37        112,194,537          9.17860%     9.97643%
  8               449,822,722           6.96214%    9.74844%       38        112,194,537          8.88848%     9.92568%
  9               436,041,640           6.73324%    9.74554%       39        112,194,537          9.42188%     9.89988%
 10               422,043,630           6.95982%    9.74532%       40        112,194,537          9.10610%     9.71784%
 11               408,088,205           6.73138%    9.74508%       41        112,194,537          9.37102%     9.69467%
 12               394,213,176           6.73830%    9.74509%
 13               380,713,214           6.97102%    9.74495%
 14               367,577,744           6.73812%    9.74450%
 15               354,796,927           6.97133%    9.73874%
 16               342,361,336           6.74267%    9.73904%
 17               330,267,224           6.74684%    9.73864%
 18               318,504,176           7.50799%    9.73745%
 19               307,062,659           6.75723%    9.73869%
 20               295,861,623           7.08124%    9.73768%
 21               284,952,694           6.86896%    9.73245%
 22               273,861,019           7.37505%    9.73042%
 23               263,112,627           7.17751%    9.73024%
 24               252,684,926           7.35740%    9.73027%
 25               242,561,419           7.60802%    9.72963%
 26               232,474,218           7.40318%    9.72684%
 27               222,769,430           7.66928%    9.72059%
 28               213,376,308           7.61283%    9.71991%
 29               201,394,637           7.62878%    9.71553%
 30               189,993,164           8.33483%    9.70922%
----------------------------------------------------------------------------------------------------------------------------------








-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       16

                                                    Computational Materials for
[LOGO] Countrywide(R)      Countrywide Asset-Backed Certificates, Series 2005-9
-----------------------
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                Class 2A Corridor Contract Agreement Schedule and Strike Rates

                Notional Schedule  Cap Strike  Cap Ceiling            Notional Schedule   Cap Strike  Cap Ceiling
  Period            ($)                (%)         (%)      Period       ($)                 (%)         (%)
-------------------------------------------------------------------------------------------------------------------------------
   1               552,780,000        7.55069%    8.25000%      44       140,099,294         8.70820%     9.57169%
   2               545,136,166        6.54153%    8.25000%      45       133,180,498         8.41208%     9.52916%
   3               536,453,028        6.76746%    8.25000%      46       128,752,294         8.73114%     9.45639%
   4               526,742,904        6.54330%    8.24325%      47       125,336,917         8.49960%     9.36504%
   5               515,974,321        6.54326%    8.24261%      48       122,015,400         8.56214%     9.17641%
   6               504,406,854        7.28769%    8.23917%      49       118,785,747         8.84791%    10.14484%
   7               492,069,264        6.55650%    8.24031%      50       115,642,749         8.54607%    10.18132%
   8               478,997,274        6.78184%    8.23989%      51       112,584,072         8.83386%    10.14613%
   9               465,226,257        6.55573%    8.23520%      52       109,607,437         8.53499%    10.10602%
   10              451,131,623        6.78398%    8.22661%      53       106,711,296         8.53201%     9.94217%
   11              437,015,867        6.55674%    8.22643%      54       103,894,061         9.47491%     9.60621%
   12              422,918,059        6.55775%    8.22537%      55       101,153,857         8.52641%     9.77126%
   13              409,191,610        6.78381%    8.22465%      56        98,486,884         8.81021%     9.72552%
   14              395,820,007        6.55988%    8.22536%      57        95,891,165         8.51304%     9.78178%
   15              382,733,032        6.78584%    8.21794%      58        93,364,763         8.79897%     9.69425%
   16              369,988,137        6.55789%    8.20932%      59        90,906,043         8.50357%     9.65887%
   17              357,576,301        6.55798%    8.20829%      60        88,512,578         8.50381%     9.55781%
   18              345,488,335        7.30334%    8.20130%      61        86,179,002         8.78784%    10.00810%
   19              333,716,275        6.63444%    8.20619%      62        83,907,639         8.48783%    10.06984%
   20              321,789,898        6.86116%    8.20334%      63        81,696,804         8.77352%    10.02274%
   21              310,211,293        6.80504%    8.19828%      64        79,544,860         8.47605%    10.08610%
   22              298,933,431        7.04514%    8.18648%      65        77,450,214         8.47184%    10.09592%
   23              287,983,035        6.82135%    8.18550%      66        75,411,317         9.40542%     9.93333%
   24              277,315,020        6.98084%    8.17478%      67        73,426,662         8.46329%    10.11544%
   25              267,012,437        7.26191%    9.17253%      68        71,494,784         8.74487%    10.06661%
   26              257,074,849        7.01612%    9.17254%      69        69,614,259         8.44889%    10.12914%
   27              246,408,530        7.38899%    9.16353%      70        67,783,700         8.73203%    10.08281%
   28              236,095,690        7.13670%    9.16237%      71        66,001,760         8.43775%    10.14611%
   29              226,087,314        7.14453%    9.16077%      72        64,267,128         8.43623%    10.15865%
   30              216,411,494        7.81462%    9.13706%      73        62,578,529         8.71760%    10.11196%
   31              206,364,222        7.29189%    9.10928%      74        60,934,723         8.41965%    10.17019%
   32              195,626,763        7.54113%    9.10123%      75        59,334,504         8.70237%    10.12580%
   33              185,283,511        7.33651%    9.02340%      76        57,776,698         8.40679%    10.18546%
   34              173,064,392        7.70355%    9.01161%      77        56,260,165         8.40183%    10.19457%
   35              161,592,148        7.69484%    9.01453%      78        54,783,796         8.99638%    10.10021%
   36              150,814,157        8.02562%    8.95339%      79        53,346,509         8.39181%    10.21269%
   37              140,880,176        8.28640%    9.89852%      80        51,947,256         8.67083%    10.16694%
   38              140,880,176        7.99965%    9.90782%      81        50,585,015         8.37661%    10.22562%
   39              140,880,176        8.26891%    9.77012%      82        49,258,793         8.65682%    10.18199%
   40              140,880,176        8.07038%    9.78204%
   41              140,880,176        8.24278%    9.76901%
   42              140,880,176        9.36328%    9.54523%
   43              140,880,176        8.42510%    9.59250%
-----------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       17

                                                    Computational Materials for
[LOGO] Countrywide(R)      Countrywide Asset-Backed Certificates, Series 2005-9
-----------------------
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


Floating Rate Subordinate Corridor Contract Agreement Schedule and Strike Rates

----------------------------------------------------------------------------------------------------------------------------------
                Notional Schedule   Cap Strike   Cap Ceiling           Notional Schedule   Cap Strike   Cap Ceiling
     Period             ($)              (%)          (%)      Period          ($)              (%)             (%)
----------------------------------------------------------------------------------------------------------------------------------
       1            198,900,000       7.05155%     7.65000%      43        125,703,308       8.36413%         8.95845%
       2            198,900,000       6.02983%     7.65000%      44        116,093,101       8.66464%         8.91275%
       3            198,900,000       6.25823%     7.65000%      45        112,909,415       8.35468%         8.82923%
       4            198,900,000       6.02929%     7.64641%      46        109,815,326       8.66357%         8.73232%
       5            198,900,000       6.03076%     7.64575%      47        106,807,624       8.43048%         8.61756%
       6            198,900,000       6.78135%     7.64395%      48        103,885,298       8.49608%         8.49608%
       7            198,900,000       6.04146%     7.64458%      49        101,045,929       8.80069%         9.40065%
       8            198,900,000       6.27005%     7.64408%      50         98,284,978       8.48322%         9.43510%
       9            198,900,000       6.04257%     7.64025%      51         95,600,305       8.79171%         9.29356%
       10           198,900,000       6.27001%     7.63577%      52         92,990,502       8.47749%         9.29977%
       11           198,900,000       6.04218%     7.63556%      53         90,453,008       8.47729%         9.09521%
       12           198,900,000       6.04608%     7.63502%      54         87,986,907       9.47973%         9.47973%
       13           198,900,000       6.27540%     7.63458%      55         85,589,999       8.47363%         8.93655%
       14           198,900,000       6.04708%     7.63472%      56         83,259,051       8.77815%         8.88096%
       15           198,900,000       6.27658%     7.62811%      57         80,992,245       8.46554%         8.89208%
       16           198,900,000       6.04829%     7.62386%      58         78,788,082       8.77258%         8.81656%
       17           198,900,000       6.05037%     7.62313%      59         76,644,565       8.46183%         8.76684%
       18           198,900,000       6.80346%     7.61898%      60         74,559,903       8.46312%         8.67597%
       19           198,900,000       6.09451%     7.62209%      61         72,530,397       8.76671%         9.11568%
       20           198,900,000       6.36883%     7.62014%      62         70,556,620       8.45018%         9.18698%
       21           198,900,000       6.23631%     7.61500%      63         68,637,022       8.75729%         9.13106%
       22           198,900,000       6.60654%     7.60797%      64         66,597,984       8.44332%         9.20417%
       23           198,900,000       6.39559%     7.60738%      65         64,610,197       8.44166%         9.21441%
       24           198,900,000       6.56506%     7.60192%      66         62,676,923       9.43742%         9.43742%
       25           198,900,000       6.83124%     8.60047%      67         60,796,647       8.43501%         9.23196%
       26           198,900,000       6.60548%     8.59910%      68         58,967,900       8.73774%         9.17380%
       27           198,900,000       6.92611%     8.59144%      69         57,189,253       8.42505%         9.24631%
       28           198,900,000       6.76964%     8.59052%      70         55,459,318       8.72969%         9.19092%
       29           198,900,000       6.78144%     8.58756%      71         53,776,746       8.41856%         9.26405%
       30           198,900,000       7.46912%     8.57236%      72         52,140,226       8.41804%         9.27577%
       31           198,900,000       6.93470%     8.55934%      73         50,548,481       8.71967%         9.21865%
       32           198,900,000       7.21288%     8.53189%      74         49,000,273       8.40417%         9.28644%
       33           198,900,000       7.11415%     8.48765%      75         47,494,397       8.70876%         9.23315%
       34           198,900,000       7.48019%     8.42999%      76         46,029,683       8.39574%         9.30263%
       35           198,900,000       7.51135%     8.42567%      77         44,604,992       8.39295%         9.31202%
       36           198,900,000       7.84148%     8.37076%      78         43,219,219       9.02932%         9.19741%
       37           198,900,000       8.12289%     9.33663%      79         41,871,287       8.38470%         9.32852%
       38           187,184,292       7.83558%     9.31659%      80         40,560,153       8.68533%         9.27343%
       39           172,407,047       8.23567%     9.23391%      81         39,284,799       8.37340%         9.34205%
       40           159,332,328       7.98075%     9.15042%      82         38,044,239       8.67553%         9.28933%
       41           147,397,784       8.20006%     9.13230%
       42           136,391,074       9.25000%     9.25000%
----------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       18

                                                    Computational Materials for
[LOGO] Countrywide(R)      Countrywide Asset-Backed Certificates, Series 2005-9
-----------------------
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                            Class 1A Available Funds Rate Schedule(1)
                            -----------------------------------------

---------------------------------------------------    -------------------------------------------------
                 Available Funds    Available Funds                 Available Funds     Available Funds
    Period          Rate (%)           Rate (%)         Period         Rate (%)            Rate (%)
---------------------------------------------------    -------------------------------------------------
                       (2)                (3)                             (2)                 (3)
       1              8.007              8.007            47             9.522              11.109
       2              6.972             10.000            48             9.542              11.344
       3              7.203             10.000            49             9.856              11.721
       4              6.969             10.000            50             9.535              11.355
       5              6.972             10.000            51             9.849              11.957
       6              7.729             10.000            52             9.528              11.565
       7              6.980             10.000            53             9.524              11.823
       8              7.212             10.000            54            10.541              13.258
       9              6.981             10.000            55             9.517              11.969
      10              7.208             10.000            56             9.830              12.368
      11              6.980             10.000            57             9.510              12.081
      12              6.986             10.000            58             9.823              12.477
      13              7.219             10.000            59             9.503              12.217
      14              6.986             10.000            60             9.500              12.300
      15              7.219             10.000            61             9.813              12.702
      16              6.990             10.000            62             9.492              12.285
      17              6.994             10.000            63             9.805              12.686
      18              7.755             10.000            64             9.485              12.269
      19              7.005             10.000            65             9.481              12.262
      20              7.329             10.000            66            10.493              13.568
      21              7.117             10.000            67             9.474              12.247
      22              7.622             10.000            68             9.786              12.647
      23              7.424             10.000            69             9.466              12.231
      24              7.603             10.000            70             9.778              12.631
      25              7.853             10.000            71             9.459              12.216
      26              7.638             10.000            72             9.455              12.208
      27              7.902             10.000            73             9.766              12.607
      28              7.845             10.000            74             9.447              12.192
      29              7.857             10.000            75             9.758              12.590
      30              8.550             10.000            76             9.439              12.176
      31              8.005             10.000            77             9.435              12.169
      32              8.302             10.000            78            10.082              12.999
      33              8.310             10.000            79             9.427              12.153
      34              8.601             10.000            80             9.737              12.549
      35              8.670             10.000            81             9.419              12.136
      36              8.947             10.000            82             9.729              12.532
      37              9.242             10.500           -------------------------------------------
      38              8.951             10.500
      39              9.460             10.500
      40              9.153             10.500
      41              9.407             10.500
      42             10.561             11.610
      43              9.536             10.487
      44              9.850             10.880
      45              9.529             10.755
      46              9.835             11.200
----------------------------------------------


(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 3.573%, 6-Month LIBOR stays at 4.023%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the related Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the related Corridor Contract.
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       19

                                                    Computational Materials for
[LOGO] Countrywide(R)      Countrywide Asset-Backed Certificates, Series 2005-9
-----------------------
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                                  Class 2A Available Funds Rate Schedule (1)
                                  ------------------------------------------

----------------------------------------------------     -----------------------------------------------
                 Available Funds    Available Funds                 Available Funds     Available Funds
    Period          Rate (%)            Rate (%)         Period        Rate (%)             Rate (%)
----------------------------------------------------     -----------------------------------------------
                       (2)                (3)                             (2)                 (3)
       1              7.801              7.801             47            8.497               10.500
       2              6.792              8.500             48            8.499               10.500
       3              7.017              8.500             49            8.775               11.500
       4              6.793              8.500             50            8.484               11.500
       5              6.792              8.500             51            8.759               11.500
       6              7.536              8.500             52            8.469               11.500
       7              6.805              8.500             53            8.462               11.500
       8              7.030              8.500             54            9.360               11.500
       9              6.803              8.500             55            8.447               11.500
      10              7.028              8.500             56            8.721               11.500
      11              6.801              8.500             57            8.432               11.500
      12              6.802              8.500             58            8.705               11.500
      13              7.028              8.500             59            8.417               11.500
      14              6.804              8.500             60            8.409               11.500
      15              7.029              8.500             61            8.682               12.000
      16              6.801              8.500             62            8.394               12.000
      17              6.801              8.500             63            8.666               12.000
      18              7.543              8.500             64            8.379               12.000
      19              6.875              8.500             65            8.372               12.000
      20              7.100              8.500             66            9.260               12.000
      21              7.045              8.500             67            8.357               12.000
      22              7.285              8.500             68            8.627               12.000
      23              7.061              8.500             69            8.342               12.000
      24              7.217              8.500             70            8.612               12.000
      25              7.488              9.500             71            8.327               12.000
      26              7.243              9.500             72            8.319               12.000
      27              7.606              9.500             73            8.589               12.000
      28              7.354              9.500             74            8.304               12.000
      29              7.362              9.500             75            8.573               12.000
      30              8.023              9.500             76            8.289               12.000
      31              7.497              9.500             77            8.281               12.000
      32              7.745              9.500             78            8.844               12.000
      33              7.505              9.500             79            8.266               12.000
      34              7.867              9.500             80            8.534               12.000
      35              7.856              9.500             81            8.251               12.000
      36              8.136              9.500             82            8.518               12.000
      37              8.392             10.500          -------------------------------------------
      38              8.111             10.500
      39              8.374             10.500
      40              8.180             10.500
      41              8.344             10.500
      42              9.434             10.500
      43              8.514             10.500
      44              8.791             10.500
      45              8.500             10.500
      46              8.782             10.500
------------------------------------------------


(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 3.573%, 6-Month LIBOR stays at 4.023%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the related Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the related Corridor Contract.
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       20

                                                    Computational Materials for
[LOGO] Countrywide(R)      Countrywide Asset-Backed Certificates, Series 2005-9
-----------------------
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                        Floating Rate Subordinate Available Funds Rate Schedule(1)
                        ----------------------------------------------------------

------------------------------------------------------    -----------------------------------------------
                 Available Funds     Available Funds                  Available Funds     Available Funds
    Period           Rate (%)           Rate (%)          Period         Rate (%)             Rate (%)
------------------------------------------------------    -----------------------------------------------
                       (2)                 (3)                              (2)                 (3)
       1              7.902               7.902             47             8.969               10.500
       2              6.880               8.500             48             8.979               10.556
       3              7.108               8.500             49             9.271               11.500
       4              6.879               8.500             50             8.966               11.500
       5              6.880               8.500             51             9.259               11.500
       6              7.631               8.500             52             8.954               11.500
       7              6.891               8.500             53             8.947               11.500
       8              7.119               8.500             54             9.899               12.231
       9              6.890               8.500             55             8.935               11.500
      10              7.116               8.500             56             9.226               11.500
      11              6.888               8.500             57             8.922               11.500
      12              6.892               8.500             58             9.213               11.500
      13              7.121               8.500             59             8.910               11.500
      14              6.893               8.500             60             8.904               11.500
      15              7.122               8.500             61             9.194               12.000
      16              6.894               8.500             62             8.891               12.000
      17              6.896               8.500             63             9.181               12.000
      18              7.647               8.500             64             8.878               12.000
      19              6.938               8.500             65             8.872               12.000
      20              7.212               8.500             66             9.816               12.417
      21              7.080               8.500             67             8.859               12.000
      22              7.450               8.500             68             9.148               12.000
      23              7.238               8.500             69             8.847               12.000
      24              7.406               8.500             70             9.135               12.000
      25              7.667               9.500             71             8.834               12.000
      26              7.436               9.500             72             8.827               12.000
      27              7.751               9.500             73             9.115               12.000
      28              7.594               9.500             74             8.814               12.000
      29              7.604               9.500             75             9.101               12.000
      30              8.281               9.500             76             8.801               12.000
      31              7.746               9.500             77             8.795               12.000
      32              8.017               9.500             78             9.394               12.000
      33              7.899               9.500             79             8.782               12.000
      34              8.226               9.500             80             9.068               12.000
      35              8.254               9.500             81             8.768               12.000
      36              8.533               9.500             82             9.054               12.000
      37              8.808              10.500        ------------------------------------------------
      38              8.523              10.500
      39              8.908              10.500
      40              8.660              10.500
      41              8.869              10.500
      42              9.992              10.957
      43              9.021              10.500
      44              9.315              10.500
      45              8.982              10.500
      46              9.267              10.500
-----------------------------------------------


(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 3.573%, 6-Month LIBOR stays at 4.023%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the related Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%)
and includes all projected cash proceeds (if any) from the related Corridor Contract.
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       21



                                                                                                    Computational Materials for
[LOGO] Countrywide(R)
-----------------------                                                    Countrywide Asset-Backed Certificates, Series 2005-9
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------


                                 Groups 1 & 2

                          ARM and Fixed    $680,568,475

                                Detailed Report

Summary of Loans in Statistical Calculation Pool                                               Range
(As of Calculation Date)                                                                       -----

Total Number of Loan                                                        4,487
Total Outstanding Balance                                            $680,568,475
Average Loan Balance                                                     $151,676         $11,488 to $1,160,000
WA Mortgage Rate                                                           7.643%          4.950% to 16.750%
Net WAC                                                                    7.112%          4.441% to 16.241%
ARM Characteristics
      WA Gross Margin                                                      6.860%          3.350% to 11.700%
      WA Months to First Roll                                                 28                1 to 58
      WA First Periodic Cap                                                1.772%          0.900% to 3.000%
      WA Subsequent Periodic Cap                                           1.401%          1.000% to 2.000%
      WA Lifetime Cap                                                     14.472%         10.750% to 23.750%
      WA Lifetime Floor                                                    7.633%          4.600% to 16.750%
WA Original Term (months)                                                    358              180 to 360
WA Remaining Term (months)                                                   353               54 to 360
WA LTV                                                                     73.57%           7.00% to 100.00%
  Percentage of Pool with CLTV > 100%                                       0.00%
  WA Effective LTV (Post MI)                                               72.90%

WA FICO                                                                      594

Secured by (% of pool)      1st Liens                                     100.00%
                            2nd Liens                                       0.00%
Prepayment Penalty at Loan Orig (% of all loans)                           72.53%




----------------------------------------------------------------------------------------------------------------------------------
  Top 5 States:       Top 5 Prop:        Doc Types:      Purpose Codes:    Occ Codes:         Grades:           Orig PP Term:
  -------------       -----------        ----------      --------------    ----------         -------           -------------
CA        24.06%   SFR      73.74%    FULL    66.41%     RCO     49.1O%    OO    97.94%     A     72.49%       0         27.47%
FL         9.76%   PUD      17.17%    STATED  33.59%     PUR     46.32%    INV    1.65%     A-     6.38%       6         0.13%
TX         7.16%   CND       5.16%                       RNC      4.58%    2H     0.41%     B     10.53%       12        5.15%
MA         4.63%   2 FAM     2.95%                                                          C      7.64%       24        29.05%
IL         3.81%   CNDP      0.64%                                                          C-     2.25%       36        26.38%
                                                                                            D      0.70%       48        0.01%
                                                                                                               60        11.82%

----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.




                                                                                                    Computational Materials for
[LOGO] Countrywide(R)
-----------------------                                                    Countrywide Asset-Backed Certificates, Series 2005-9
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------


                                 Groups 1 & 2

                          ARM and Fixed     $680,568,475

                                Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                         Program
----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF      % OF         AVERAGE        GROSS   REMG.               ORIG
 DESCRIPTION                              BALANCE   LOANS     TOTAL         BALANCE         WAC    TERM    FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
15Y LIB6M                                 $51,519       1      0.01         $51,519       7.625  103.00    649          67.2
30Y LIB6M                             $11,882,441      54      1.75        $220,045       7.955  351.54    557          79.7
2/28 LIB6M                           $153,241,403   1,087     22.52        $140,976       8.022  350.01    589          74.2
2/28 LIB6M - IO - 24                  $61,239,781     245      9.00        $249,958       7.053  358.75    602          81.3
2/28 LIB6M - IO - 60                   $3,257,963      17      0.48        $191,645       7.020  357.53    602          73.1
3/27 LIB6M                           $240,101,170   1,651     35.28        $145,428       7.789  355.57    589          72.6
3/27 LIB6M - IO - 36                  $68,899,272     291     10.12        $236,767       7.077  358.76    605          75.8
3/27 LIB6M - IO - 60                   $5,361,834      28      0.79        $191,494       7.067  358.13    603          71.9
5/25 LIB6M                               $139,768       1      0.02        $139,768       6.950  358.00    606          56.5
15Yr Fixed                             $4,978,708     107      0.73         $46,530       8.884  150.98    589          62.4
15Yr Fixed - CC                        $1,884,723      19      0.28         $99,196       8.388  178.39    598          69.9
20Yr Fixed                                $57,896       2      0.01         $28,948      11.133  204.27    586          82.9
30Yr Fixed                            $94,612,088     721     13.90        $131,223       7.330  355.03    602          68.5
30Yr Fixed - CC                       $21,652,107     202      3.18        $107,189       8.294  358.00    586          74.2
30Yr Fixed - IO - 60                  $12,840,904      52      1.89        $246,940       6.854  358.80    626          72.2
30/15 Fixed Balloon                      $366,898       9      0.05         $40,766      10.443  108.16    570          72.1
----------------------------------------------------------------------------------------------------------------------------------
                                     $680,568,475   4,487    100.00        $151,676       7.643  352.80    594          73.6
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                   Original Term
----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF      % OF         AVERAGE        GROSS   REMG.               ORIG
 DESCRIPTION                              BALANCE   LOANS     TOTAL         BALANCE         WAC    TERM    FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
ARM 180                                   $51,519       1      0.01         $51,519       7.625  103.00    649          67.2
ARM 360                              $544,123,632   3,374     79.95        $161,270       7.674  354.72    592          74.6
Fixed 180                              $7,230,328     135      1.06         $53,558       8.834  155.95    590          64.8
Fixed 240                                 $57,896       2      0.01         $28,948      11.133  204.27    586          82.9
Fixed 360                            $129,105,099     975     18.97        $132,415       7.445  355.91    601          69.8
----------------------------------------------------------------------------------------------------------------------------------
                                     $680,568,475   4,487    100.00        $151,676       7.643  352.80    594          73.6
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                   Range of Current Balance
----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF      % OF         AVERAGE        GROSS   REMG.               ORIG
 DESCRIPTION                              BALANCE   LOANS     TOTAL         BALANCE         WAC    TERM    FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                     $1,282,190      66      0.19         $19,427      11.494  218.92    580          58.0
$25,000.01 - $50,000.00               $12,894,363     318      1.89         $40,548       9.987  284.48    592          66.8
$50,000.01 - $75,000.00               $49,148,680     782      7.22         $62,850       8.739  338.08    590          74.5
$75,000.01 - $100,000.00              $54,763,795     628      8.05         $87,203       7.982  347.27    598          72.0
$100,000.01 - $150,000.00            $139,911,655   1,133     20.56        $123,488       7.572  354.11    597          71.9
$150,000.01 - $200,000.00            $104,441,305     604     15.35        $172,916       7.454  356.39    591          72.8
$200,000.01 - $250,000.00             $72,724,068     327     10.69        $222,398       7.390  357.88    586          72.2
$250,000.01 - $300,000.00             $54,495,503     198      8.01        $275,230       7.434  357.31    585          73.2
$300,000.01 - $350,000.00             $36,903,397     114      5.42        $323,714       7.517  358.07    587          75.8




----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                                A-2



                                                                                                    Computational Materials for
[LOGO] Countrywide(R)
-----------------------                                                    Countrywide Asset-Backed Certificates, Series 2005-9
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

                                    Groups 1 & 2

                          ARM and Fixed     $680,568,475

                                        Detailed Report
---------------------------------------------------------------------------------------------------------------------------------
                                                                   Range of Current Balance
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF      % OF         AVERAGE        GROSS   REMG.               ORIG
 DESCRIPTION                              BALANCE   LOANS     TOTAL         BALANCE         WAC    TERM    FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
$350,000.01 - $400,000.00             $36,619,665      97      5.38        $377,522       7.612  357.94    583          75.3
$400,000.01 - $450,000.00             $29,002,902      68      4.26        $426,513       7.599  358.70    587          76.0
$450,000.01 - $500,000.00             $25,323,754      53      3.72        $477,807       7.428  356.66    593          76.0
$500,000.01 - $550,000.00             $14,788,830      28      2.17        $528,173       7.068  352.58    626          81.8
$550,000.01 - $600,000.00             $16,176,994      28      2.38        $577,750       6.971  358.79    611          80.0
$600,000.01 - $650,000.00              $6,855,040      11      1.01        $623,185       7.115  353.85    615          82.1
$650,000.01 - $700,000.00              $5,422,676       8      0.80        $677,834       6.631  359.00    640          78.5
$700,000.01 - $750,000.00              $6,605,665       9      0.97        $733,963       7.621  358.77    604          75.4
$750,000.01 - $800,000.00              $3,080,171       4      0.45        $770,043       6.229  359.00    611          63.8
$800,000.01 - $850,000.00              $3,333,704       4      0.49        $833,426       6.685  358.50    608          73.6
$850,000.01 - $900,000.00                $892,500       1      0.13        $892,500       6.350  359.00    687          70.0
> $900,000.00                          $5,901,617       6      0.87        $983,603       7.909  358.81    617          76.7
----------------------------------------------------------------------------------------------------------------------------------
                                     $680,568,475   4,487    100.00        $151,676       7.643  352.80    594          73.6
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                   State
----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF      % OF         AVERAGE        GROSS   REMG.               ORIG
 DESCRIPTION                              BALANCE   LOANS     TOTAL         BALANCE         WAC    TERM    FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
Alabama                                $2,301,390      21      0.34        $109,590       7.653  358.59    587          77.2
Alaska                                   $362,096       2      0.05        $181,048       8.752  339.88    593          91.8
Arizona                               $25,516,616     161      3.75        $158,488       7.528  355.96    591          75.2
Arkansas                                 $847,833       9      0.12         $94,204       8.066  340.06    597          82.1
California                           $163,761,697     610     24.06        $268,462       7.306  356.89    583          71.3
Colorado                              $17,086,107     111      2.51        $153,929       7.374  357.01    593          77.6
Connecticut                            $8,142,649      43      1.20        $189,364       7.763  355.11    588          74.4
Delaware                               $1,394,202      10      0.20        $139,420       7.158  358.63    582          67.6
District of Columbia                   $2,094,039      13      0.31        $161,080       7.604  356.49    595          55.3
Florida                               $66,405,596     439      9.76        $151,266       7.762  354.51    587          72.7
Georgia                               $18,089,878     148      2.66        $122,229       8.027  350.19    598          76.9
Hawaii                                 $8,049,364      26      1.18        $309,591       7.314  352.59    594          70.7
Idaho                                  $4,360,564      36      0.64        $121,127       7.502  350.69    604          77.1
Illinois                              $25,914,184     199      3.81        $130,222       7.666  353.65    606          74.3
Indiana                                $5,898,716      73      0.87         $80,804       8.786  335.35    583          81.5
Iowa                                     $887,231       9      0.13         $98,581       7.956  337.18    605          78.3
Kansas                                 $1,989,375      19      0.29        $104,704       8.201  338.22    626          79.6
Kentucky                               $4,714,151      55      0.69         $85,712       8.642  349.55    588          82.1
Louisiana                              $6,139,781      61      0.90        $100,652       7.698  333.56    603          78.2
Maine                                  $1,352,872       8      0.20        $169,109       7.224  358.96    601          75.1
Maryland                              $24,439,100     122      3.59        $200,320       7.886  356.04    584          72.2
Massachusetts                         $31,530,546     147      4.63        $214,494       7.535  355.82    589          68.7
Michigan                              $20,199,678     203      2.97         $99,506       8.171  346.78    598          77.0
Minnesota                              $5,796,655      37      0.85        $156,666       7.950  344.56    603          72.5
Mississippi                            $2,250,565      28      0.33         $80,377       7.920  344.42    606          75.8




----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                                A-3




                                                                                                    Computational Materials for
[LOGO] Countrywide(R)
-----------------------                                                    Countrywide Asset-Backed Certificates, Series 2005-9
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------


                                    Groups 1 & 2

                          ARM and Fixed     $680,568,475

                                        Detailed Report
---------------------------------------------------------------------------------------------------------------------------------
                                                          State
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF      % OF         AVERAGE      GROSS   REMG.                 ORIG
 DESCRIPTION                              BALANCE   LOANS     TOTAL         BALANCE       WAC    TERM     FICO          LTV
----------------------------------------------------------------------------------------------------------------------------------
Missouri                               $9,297,399      104      1.37        $89,398      8.532   348.06    600          76.9
Montana                                $1,486,046       13      0.22       $114,311      7.126   339.34    615          72.5
Nebraska                                 $931,221        8      0.14       $116,403      7.602   353.60    594          78.3
Nevada                                $18,021,695       95      2.65       $189,702      7.400   356.09    605          74.3
New Hampshire                          $5,351,061       30      0.79       $178,369      7.627   358.71    595          78.4
New Jersey                            $19,100,430      107      2.81       $178,509      7.809   356.29    581          68.9
New Mexico                             $1,681,908       15      0.25       $112,127      8.325   353.66    607          75.1
New York                              $21,787,078      110      3.20       $198,064      7.534   355.08    598          69.5
North Carolina                         $8,576,186       81      1.26       $105,879      7.771   347.71    602          72.9
North Dakota                              $75,013        1      0.01        $75,013      9.550   359.00    567          95.0
Ohio                                  $12,740,177      125      1.87       $101,921      8.141   345.86    596          77.5
Oklahoma                               $3,999,197       51      0.59        $78,416      8.454   347.54    607          76.1
Oregon                                 $8,435,349       58      1.24       $145,437      7.152   351.89    601          77.3
Pennsylvania                          $12,019,124      140      1.77        $85,851      8.012   349.42    586          70.8
Rhode Island                             $923,506        5      0.14       $184,701      7.857   358.59    587          75.1
South Carolina                         $1,220,955       12      0.18       $101,746      7.509   358.53    605          72.7
South Dakota                             $239,738        3      0.04        $79,913     10.078   337.71    669          74.9
Tennessee                             $11,865,636      124      1.74        $95,691      7.979   344.33    611          79.9
Texas                                 $48,751,361      490      7.16        $99,493      7.638   345.07    619          77.5
Utah                                   $4,190,587       35      0.62       $119,731      7.484   349.25    617          79.4
Vermont                                  $798,915        7      0.12       $114,131      7.036   353.68    582          67.6
Virginia                              $18,709,026      106      2.75       $176,500      7.606   354.31    588          73.8
Washington                            $15,074,229      111      2.21       $135,804      7.489   347.03    600          74.3
West Virginia                            $554,354        9      0.08        $61,595      8.661   353.91    575          61.2
Wisconsin                              $4,924,715       54      0.72        $91,198      8.495   342.08    608          75.9
Wyoming                                  $288,684        3      0.04        $96,228      7.827   358.71    617          74.4
----------------------------------------------------------------------------------------------------------------------------------
                                     $680,568,475    4,487    100.00       $151,676      7.643   352.80    594          73.6
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                       Loan-to-Value Ratios
----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF      % OF         AVERAGE      GROSS   REMG.                 ORIG
 DESCRIPTION                              BALANCE   LOANS     TOTAL         BALANCE       WAC    TERM     FICO          LTV
----------------------------------------------------------------------------------------------------------------------------------
<= 50.00                              $44,809,116      401      6.58       $111,743      7.663   349.61    574          38.5
50.01 - 55.00                         $21,956,058      158      3.23       $138,962      7.538   353.26    572          52.7
55.01 - 60.00                         $33,122,820      219      4.87       $151,246      7.473   353.37    563          57.9
60.01 - 65.00                         $42,394,999      287      6.23       $147,718      7.864   349.28    559          63.2
65.01 - 70.00                         $54,951,143      388      8.07       $141,627      7.906   349.32    573          68.7
70.01 - 75.00                         $86,085,573      546     12.65       $157,666      7.908   350.34    573          74.0
75.01 - 80.00                        $324,184,590    2,025     47.63       $160,091      7.343   355.11    616          79.7
80.01 - 85.00                         $27,722,260      152      4.07       $182,383      8.209   348.22    583          83.9
85.01 - 90.00                         $21,093,129      128      3.10       $164,790      8.597   348.60    595          89.4
90.01 - 95.00                          $7,359,641       57      1.08       $129,117      8.994   356.68    586          94.8
95.01 - 100.00                        $16,889,147      126      2.48       $134,041      8.348   358.89    592          99.9




----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                                A-4




                                                                                                    Computational Materials for
[LOGO] Countrywide(R)
-----------------------                                                     Countrywide Asset-Backed Certificates, Series 2005-9
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

                                                           Groups 1 & 2

                                                    ARM and Fixed $680,568,475

                                                          Detailed Report
---------------------------------------------------------------------------------------------------------------------------------
                                                       Loan-to-Value Ratios
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF      % OF         AVERAGE      GROSS   REMG.                ORIG
 DESCRIPTION                              BALANCE   LOANS     TOTAL         BALANCE       WAC    TERM     FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
                                     $680,568,475    4,487    100.00       $151,676      7.643   352.80    594          73.6

----------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Current Gross Coupon
----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF      % OF         AVERAGE      GROSS   REMG.                  ORIG
 DESCRIPTION                              BALANCE   LOANS     TOTAL         BALANCE       WAC    TERM     FICO          LTV
----------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                            $785,808        2      0.12       $392,904      4.961   359.00    649          80.0
5.001 - 5.500                          $6,818,612       23      1.00       $296,461      5.428   356.55    639          74.4
5.501 - 6.000                         $36,785,654      176      5.41       $209,009      5.857   357.94    621          72.7
6.001 - 6.500                         $87,649,567      458     12.88       $191,375      6.350   358.74    607          73.1
6.501 - 7.000                        $133,567,842      728     19.63       $183,472      6.815   358.24    608          73.7
7.001 - 7.500                        $106,409,910      645     15.64       $164,977      7.317   357.66    599          73.2
7.501 - 8.000                        $106,307,504      680     15.62       $156,335      7.793   354.46    590          73.8
8.001 - 8.500                         $55,412,317      383      8.14       $144,680      8.308   353.24    577          73.7
8.501 - 9.000                         $54,881,160      410      8.06       $133,856      8.806   348.15    573          72.2
9.001 - 9.500                         $29,507,812      261      4.34       $113,057      9.307   344.98    557          74.7
9.501 - 10.000                        $29,437,170      267      4.33       $110,252      9.799   335.80    565          75.1
10.001 - 10.500                       $12,215,015      127      1.79        $96,181     10.321   327.35    582          75.1
10.501 - 11.000                        $9,196,229      125      1.35        $73,570     10.786   319.61    571          75.7
11.001 - 11.500                        $4,705,331       66      0.69        $71,293     11.333   318.89    573          77.7
11.501 - 12.000                        $3,011,437       48      0.44        $62,738     11.802   298.54    550          74.3
12.001 - 12.500                        $1,084,799       26      0.16        $41,723     12.294   273.18    574          77.5
12.501 - 13.000                        $1,150,182       22      0.17        $52,281     12.786   295.58    553          71.4
13.001 - 13.500                        $1,082,041       23      0.16        $47,045     13.249   293.93    565          75.4
13.501 - 14.000                          $299,305        9      0.04        $33,256     13.819   271.62    551          70.6
> 14.000                                 $260,781        8      0.04        $32,598     14.691   273.79    518          68.6
----------------------------------------------------------------------------------------------------------------------------------
                                     $680,568,475    4,487    100.00       $151,676      7.643   352.80    594          73.6
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                    Property Type
----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF      % OF         AVERAGE      GROSS   REMG.                  ORIG
 DESCRIPTION                              BALANCE   LOANS     TOTAL         BALANCE       WAC    TERM     FICO           LTV
----------------------------------------------------------------------------------------------------------------------------------
SFR                                  $501,849,442    3,493     73.74       $143,673      7.660   351.78    591          73.0
PUD                                  $116,865,702      592     17.17       $197,408      7.471   355.70    597          75.8
CND                                   $35,150,578      243      5.16       $144,653      7.764   356.02    607          75.4
2 FAM                                 $20,107,742      123      2.95       $163,478      7.908   355.48    606          72.1
CNDP                                   $4,356,191       17      0.64       $256,247      7.601   356.07    596          70.5
3 FAM                                  $1,296,564       12      0.19       $108,047      8.199   349.16    578          52.6
4 FAM                                    $942,256        7      0.14       $134,608      9.121   345.81    601          82.5
----------------------------------------------------------------------------------------------------------------------------------
                                     $680,568,475    4,487    100.00       $151,676      7.643   352.80    594          73.6
----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                                A-5




                                                                                                    Computational Materials for
[LOGO] Countrywide(R)
-----------------------                                                    Countrywide Asset-Backed Certificates, Series 2005-9
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

                                                           Groups 1 & 2

                                                    ARM and Fixed $680,568,475

                                                          Detailed Report
---------------------------------------------------------------------------------------------------------------------------------
                                                              Purpose
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF      % OF         AVERAGE      GROSS   REMG.                  ORIG
 DESCRIPTION                              BALANCE   LOANS     TOTAL         BALANCE       WAC    TERM     FICO           LTV
----------------------------------------------------------------------------------------------------------------------------------
RCO                                  $334,180,006    2,266   49.10         $147,476      7.812   351.27    570          67.9
PUR                                  $315,236,856    1,951   46.32         $161,577      7.454   355.33    618          79.6
RNC                                   $31,151,612      270    4.58         $115,376      7.739   343.52    593          73.4
----------------------------------------------------------------------------------------------------------------------------------
                                     $680,568,475    4,487  100.00         $151,676      7.643   352.80    594          73.6
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                  Occupancy
----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF      % OF         AVERAGE      GROSS   REMG.                   ORIG
 DESCRIPTION                              BALANCE   LOANS     TOTAL         BALANCE       WAC    TERM     FICO            LTV
----------------------------------------------------------------------------------------------------------------------------------
OO                                   $666,547,785    4,316   97.94         $154,436      7.616   353.19    593          73.7
INV                                   $11,205,630      150    1.65          $74,704      8.834   331.38    604          68.0
2H                                     $2,815,059       21    0.41         $134,050      9.248   345.32    581          70.7
----------------------------------------------------------------------------------------------------------------------------------
                                     $680,568,475    4,487  100.00         $151,676      7.643   352.80    594          73.6
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                 Range of Months Remaining to Scheduled Maturity
----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF      % OF         AVERAGE      GROSS   REMG.                  ORIG
 DESCRIPTION                              BALANCE   LOANS     TOTAL         BALANCE       WAC    TERM     FICO           LTV
----------------------------------------------------------------------------------------------------------------------------------
1 - 120                                $2,101,702       67    0.31          $31,369     10.472    98.42    589          73.6
121 - 180                              $5,348,176       73    0.79          $73,263      8.160   177.06    593          61.6
181 - 300                             $16,333,356      256    2.40          $63,802      9.698   280.28    598          73.4
301 - 360                            $656,785,240    4,091   96.51         $160,544      7.578   356.85    594          73.7
----------------------------------------------------------------------------------------------------------------------------------
                                     $680,568,475    4,487  100.00         $151,676      7.643   352.80    594          73.6
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                          Collateral Grouped by Document Type
----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF      % OF         AVERAGE      GROSS   REMG.                  ORIG
 DESCRIPTION                              BALANCE   LOANS     TOTAL         BALANCE       WAC    TERM     FICO           LTV
----------------------------------------------------------------------------------------------------------------------------------
FULL                                 $451,952,815    3,087   66.41         $146,405      7.493   352.78    585          73.7
STATED INCOME                        $228,615,660    1,400   33.59         $163,297      7.938   352.83    611          73.3
----------------------------------------------------------------------------------------------------------------------------------
                                     $680,568,475    4,487  100.00         $151,676      7.643   352.80    594          73.6
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                    Collateral Grouped by FICO
----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF      % OF         AVERAGE      GROSS   REMG.                  ORIG
 DESCRIPTION                              BALANCE   LOANS     TOTAL         BALANCE       WAC    TERM     FICO           LTV
----------------------------------------------------------------------------------------------------------------------------------
801 - 820                                 $28,441        1    0.00          $28,441      8.250   267.00    807          37.3
781 - 800                              $1,098,694        6    0.16         $183,116      6.317   358.82    786          77.0
761 - 780                              $1,930,507       13    0.28         $148,501      7.585   349.63    769          79.9
741 - 760                              $4,047,658       20    0.59         $202,383      6.427   348.14    750          77.0





----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                                A-6




                                                                                                    Computational Materials for
[LOGO] Countrywide(R)
-----------------------                                                    Countrywide Asset-Backed Certificates, Series 2005-9
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------


                                                           Groups 1 & 2

                                                    ARM and Fixed $680,568,475

                                                          Detailed Report
---------------------------------------------------------------------------------------------------------------------------------
                                                    Collateral Grouped by FICO
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF      % OF         AVERAGE      GROSS   REMG.                 ORIG
 DESCRIPTION                              BALANCE   LOANS     TOTAL         BALANCE       WAC    TERM     FICO          LTV
---------------------------------------------------------------------------------------------------------------------------------
721 - 740                              $4,203,585       28      0.62       $150,128      7.132   351.91    729          79.2
701 - 720                              $5,346,911       44      0.79       $121,521      7.582   348.14    711          79.5
681 - 700                             $13,697,991       94      2.01       $145,723      7.366   352.61    689          78.2
661 - 680                             $36,177,685      259      5.32       $139,682      7.267   352.77    670          78.5
641 - 660                             $47,040,236      342      6.91       $137,545      7.403   353.09    650          77.2
621 - 640                             $90,014,455      559     13.23       $161,028      7.310   352.90    630          77.3
601 - 620                            $105,004,518      652     15.43       $161,050      7.311   353.24    610          75.6
581 - 600                            $108,344,876      660     15.92       $164,159      7.336   354.91    591          74.4
561 - 580                             $74,647,752      502     10.97       $148,701      7.726   350.00    571          70.0
541 - 560                             $56,780,679      400      8.34       $141,952      7.979   350.30    550          68.7
521 - 540                             $67,048,484      468      9.85       $143,266      8.360   352.79    531          68.9
501 - 520                             $61,457,509      403      9.03       $152,500      8.530   355.23    510          69.4
<= 500                                 $3,698,494       36      0.54       $102,736      9.718   341.32    496          69.4
---------------------------------------------------------------------------------------------------------------------------------
                                     $680,568,475    4,487    100.00       $151,676      7.643   352.80    594          73.6
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                    Grade
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF      % OF         AVERAGE      GROSS   REMG.                  ORIG
 DESCRIPTION                              BALANCE   LOANS     TOTAL         BALANCE       WAC    TERM     FICO           LTV
---------------------------------------------------------------------------------------------------------------------------------
A                                    $493,344,189    3,067     72.49       $160,856      7.335   354.87    606          74.9
A-                                    $43,451,159      311      6.38       $139,714      8.226   340.21    574          71.2
B                                     $71,653,159      500     10.53       $143,306      8.103   349.52    561          69.0
C                                     $51,993,339      435      7.64       $119,525      8.846   348.23    550          70.1
C-                                    $15,340,921      126      2.25       $121,753      8.969   353.51    563          73.7
D                                      $4,785,708       48      0.70        $99,702      9.804   349.99    553          63.0
---------------------------------------------------------------------------------------------------------------------------------
                                     $680,568,475    4,487    100.00       $151,676      7.643   352.80    594          73.6
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                 Collateral Grouped by Prepayment Penalty Months
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF      % OF         AVERAGE      GROSS   REMG.                  ORIG
 DESCRIPTION                              BALANCE   LOANS     TOTAL         BALANCE       WAC    TERM     FICO           LTV
---------------------------------------------------------------------------------------------------------------------------------
0                                    $186,950,119    1,226     27.47       $152,488      8.018   351.46    598          72.0
6                                        $850,859        7      0.13       $121,551      8.799   324.92    597          72.7
12                                    $35,027,647      175      5.15       $200,158      7.681   358.44    591          74.7
24                                   $197,729,610    1,160     29.05       $170,457      7.485   355.32    589          76.4
36                                   $179,528,276    1,285     26.38       $139,711      7.542   352.34    592          73.2
48                                        $59,351        1      0.01        $59,351      9.450   277.00    565          90.0
60                                    $80,422,612      633     11.82       $127,050      7.354   348.61    598          70.8
---------------------------------------------------------------------------------------------------------------------------------
                                     $680,568,475    4,487    100.00       $151,676      7.643   352.80    594          73.6
---------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                                A-7



                                                                                                    Computational Materials for
[LOGO] Countrywide(R)
-----------------------                                                    Countrywide Asset-Backed Certificates, Series 2005-9
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------


                                                           Groups 1 & 2

                                                    ARM and Fixed $680,568,475

                                                          Detailed Report
---------------------------------------------------------------------------------------------------------------------------------
                                        Range of Months to Roll                               (Excludes 1112 Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                         WA               CURRENT    # OF      % OF         AVERAGE      GROSS   REMG.            ORIG
 DESCRIPTION            MTR               BALANCE   LOANS     TOTAL         BALANCE       WAC    TERM     FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
0 - 6                    3            $44,630,378      494     8.20         $90,345       9.518  310.41    586    75.1
13 - 18                  16              $548,055        2     0.10        $274,027       7.395  351.88    594    66.3
19 - 24                  23          $195,201,753    1,057    35.87        $184,675       7.459  358.64    592    76.4
25 - 31                  31              $531,752        4     0.10        $132,938       8.580  354.75    524    64.5
32 - 37                  35          $303,123,445    1,817    55.70        $166,826       7.539  358.67    592    73.3
>= 38                    58              $139,768        1     0.03        $139,768       6.950  358.00    606    56.5
---------------------------------------------------------------------------------------------------------------------------------
                                     $544,175,151    3,375   100.00        $161,237       7.674  354.69    592    74.6
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                   Range of Margin            (Excludes 1112 Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF      % OF         AVERAGE       GROSS   REMG.           ORIG
 DESCRIPTION                              BALANCE   LOANS     TOTAL         BALANCE        WAC    TERM    FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000                          $4,645,456       28     0.85        $165,909       6.919  358.98    576    66.0
4.001 - 5.000                         $13,220,176       85     2.43        $155,531       7.039  350.95    582    64.3
5.001 - 6.000                        $127,979,411      756    23.52        $169,285       7.208  352.41    594    73.6
6.001 - 7.000                        $184,879,059    1,147    33.97        $161,185       7.403  353.65    605    75.0
7.001 - 8.000                        $140,422,716      890    25.80        $157,778       7.946  356.78    592    76.1
8.001 - 9.000                         $55,659,337      360    10.23        $154,609       8.615  357.47    563    74.2
9.001 - 10.000                        $16,354,158      100     3.01        $163,542       9.387  358.59    548    76.1
10.001 - 11.000                          $955,955        8     0.18        $119,494      10.338  358.40    531    79.0
11.001 - 12.000                           $58,882        1     0.01         $58,882      11.700  359.00    557    95.0
---------------------------------------------------------------------------------------------------------------------------------
6.860                                $544,175,151    3,375   100.00        $161,237       7.674  354.69    592    74.6
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                        Range of Maximum Rates               (Excludes 1112 Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF      % OF         AVERAGE       GROSS   REMG.           ORIG
 DESCRIPTION                              BALANCE   LOANS     TOTAL         BALANCE        WAC    TERM    FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000                          $307,104        2     0.06        $153,552       6.504  335.52    634    85.7
11.001 - 11.500                          $581,113        3     0.11        $193,704       6.924  331.39    616    71.8
11.501 - 12.000                        $3,098,024       18     0.57        $172,112       6.402  354.10    619    73.9
12.001 - 12.500                       $12,925,490       62     2.38        $208,476       6.070  358.16    611    73.1
12.501 - 13.000                       $42,513,173      224     7.81        $189,791       6.379  358.01    608    74.1
13.001 - 13.500                       $76,316,721      412    14.02        $185,235       6.588  358.01    605    74.5
13.501 - 14.000                      $109,904,596      592    20.20        $185,650       6.976  358.33    605    74.6
14.001 - 14.500                       $79,788,651      479    14.66        $166,573       7.420  357.63    593    74.3
14.501 - 15.000                       $72,403,334      437    13.31        $165,683       7.928  356.91    586    75.3
15.001 - 15.500                       $44,509,417      282     8.18        $157,835       8.489  352.43    571    74.2
15.501 - 16.000                       $38,375,850      261     7.05        $147,034       8.904  351.73    572    73.1
16.001 - 16.500                       $18,831,819      152     3.46        $123,894       9.398  348.25    556    76.9
16.501 - 17.000                       $21,934,205      165     4.03        $132,935       9.852  343.78    570    75.3
17.001 - 17.500                        $8,296,548       84     1.52         $98,768      10.437  333.19    588    72.6





----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                                A-8







                                                                                                   Computational Materials for
[LOGO] Countrywide(R)
-----------------------                                                   Countrywide Asset-Backed Certificates, Series 2005-9
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------


                                                           Groups 1 & 2

                                                    ARM and Fixed $680,568,475

                                                          Detailed Report

---------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Maximum Rates                    (Excludes 1112 Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF      % OF         AVERAGE        GROSS   REMG.           ORIG
 DESCRIPTION                              BALANCE   LOANS     TOTAL         BALANCE         WAC    TERM    FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
17.501 - 18.000                         $6,670,550      77     1.23          $86,631      10.864  328.62    563    77.0
18.001 - 18.500                         $3,267,547      40     0.60          $81,689      11.367  326.46    575    81.3
18.501 - 19.000                         $1,648,813      27     0.30          $61,067      11.835  314.46    545    71.6
19.001 - 19.500                           $877,628      18     0.16          $48,757      12.340  311.51    558    80.4
> 19.500                                $1,924,567      40     0.35          $48,114      13.280  308.89    561    72.3
---------------------------------------------------------------------------------------------------------------------------------
14.472                                $544,175,151   3,375   100.00         $161,237       7.674  354.69    592    74.6
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                     Initial Periodic Rate Cap                (Excludes 1112 Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF      % OF         AVERAGE        GROSS   REMG.           ORIG
 DESCRIPTION                              BALANCE   LOANS     TOTAL         BALANCE         WAC    TERM    FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
0.900                                     $206,748       1     0.04         $206,748       8.500  358.00    526    75.0
1.000                                  $13,286,721      65     2.44         $204,411       7.876  350.56    563    79.5
1.500                                 $423,951,411   2,624    77.91         $161,567       7.635  354.68    594    75.0
2.000                                   $5,386,114      31     0.99         $173,746       7.880  351.83    588    67.6
3.000                                 $101,344,156     654    18.62         $154,960       7.794  355.43    586    72.4
---------------------------------------------------------------------------------------------------------------------------------
                                      $544,175,151   3,375   100.00         $161,237       7.674  354.69    592    74.6
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                  Subsequent Periodic Rate Cap                (Excludes 1112 Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF      % OF         AVERAGE        GROSS   REMG.           ORIG
 DESCRIPTION                              BALANCE   LOANS     TOTAL         BALANCE         WAC    TERM    FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
1.000                                 $108,811,831     686    20.00         $158,618       7.836  353.83    583    72.9
1.500                                 $434,683,114   2,686    79.88         $161,833       7.633  354.90    594    75.0
2.000                                     $680,205       3     0.12         $226,735       7.456  358.62    532    65.9
---------------------------------------------------------------------------------------------------------------------------------
                                      $544,175,151   3,375   100.00         $161,237       7.674  354.69    592    74.6
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                   Range of Lifetime Rate Floor               (Excludes 1112 Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF      % OF         AVERAGE        GROSS   REMG.           ORIG
 DESCRIPTION                              BALANCE   LOANS     TOTAL         BALANCE         WAC    TERM    FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000                           $1,551,565       7     0.29         $221,652       5.814  351.07    646    82.1
5.001 - 6.000                          $30,517,752     148     5.61         $206,201       5.933  357.02    611    74.8
6.001 - 7.000                         $180,549,565     965    33.18         $187,098       6.670  358.18    608    74.7
7.001 - 8.000                         $171,329,800   1,010    31.48         $169,633       7.573  357.46    593    74.5
8.001 - 9.000                          $88,367,976     588    16.24         $150,286       8.587  352.69    573    73.6
9.001 - 10.000                         $47,505,155     355     8.73         $133,817       9.589  348.22    559    75.5
> 10.000                               $24,353,337     302     4.48          $80,640      11.069  326.54    571    75.0
---------------------------------------------------------------------------------------------------------------------------------
                                      $544,175,151   3,375   100.00         $161,237       7.674  354.69    592    74.6
---------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                                A-9





                                                                                                   Computational Materials for
[LOGO] Countrywide(R)
-----------------------                                                   Countrywide Asset-Backed Certificates, Series 2005-9
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------------------


                                                           Groups 1 & 2

                                                    ARM and Fixed $680,568,475

                                                          Detailed Report

-------------------------------------------------------------------------------------------------------------------------------
                                       Next Interest Adjustment Date                          (Excludes 1112 Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF      % OF         AVERAGE      GROSS   REMG.               ORIG
 DESCRIPTION                              BALANCE   LOANS     TOTAL         BALANCE       WAC    TERM     FICO        LTV
---------------------------------------------------------------------------------------------------------------------------------
09/05                                    $187,617        4       0.03       $46,904     10.322  294.63     633         77.1
10/05                                  $8,649,215      106       1.59       $81,596      9.859  290.81     587         73.5
11/05                                  $8,148,521      112       1.50       $72,755     10.088  293.44     599         73.1
12/05                                  $5,204,752       69       0.96       $75,431     10.022  300.57     598         72.5
01/06                                  $4,945,383       58       0.91       $85,265     10.589  305.35     590         74.7
02/06                                 $12,444,023       82       2.29      $151,756      8.308  344.96     568         80.3
03/06                                  $5,050,868       63       0.93       $80,173      9.404  301.94     591         71.3
11/06                                    $204,000        1       0.04      $204,000      6.813  350.00     595         80.0
02/07                                    $344,055        1       0.06      $344,055      7.740  353.00     593         58.1
04/07                                    $140,676        2       0.03       $70,338      8.631  355.57     590         77.2
05/07                                    $484,620        5       0.09       $96,924      7.622  356.10     627         72.6
06/07                                  $6,546,470       48       1.20      $136,385      7.635  357.09     591         72.6
07/07                                 $57,729,925      332      10.61      $173,885      7.513  358.01     592         73.6
08/07                                $128,003,563      658      23.52      $194,534      7.423  359.00     592         77.8
09/07                                  $2,296,500       12       0.42      $191,375      7.509  360.00     594         80.0
03/08                                    $359,653        2       0.07      $179,826      8.120  354.63     522         60.8
04/08                                    $172,099        2       0.03       $86,050      9.540  355.00     528         72.3
05/08                                  $1,303,437        9       0.24      $144,826      8.183  356.10     585         76.1
06/08                                  $9,125,319       55       1.68      $165,915      7.417  357.20     589         69.6
07/08                                 $85,521,664      515      15.72      $166,061      7.635  358.01     598         72.3
08/08                                $201,840,524    1,213      37.09      $166,398      7.517  359.00     590         73.8
09/08                                  $5,332,500       25       0.98      $213,300      6.874  360.00     607         77.7
07/10                                    $139,768        1       0.03      $139,768      6.950  358.00     606         56.5
---------------------------------------------------------------------------------------------------------------------------------
                                     $544,175,151    3,375     100.00      $161,237      7.674  354.69     592         74.6
---------------------------------------------------------------------------------------------------------------------------------







----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                                A-10






                                                                                                   Computational Materials for
[LOGO] Countrywide(R)
-----------------------                                                   Countrywide Asset-Backed Certificates, Series 2005-9
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------------------


                                                              Group 1

                                                    ARM and Fixed     $334,955,819

                                                          Detailed Report

Summary of Loans in Statistical Calculation Pool                                                       Range
(As of Calculation Date)                                                                               -----

Total Number of Loans                                                    2,745
Total Outstanding Balance                                         $334,955,819
Average Loan Balance                                                  $122,024                  $11,517  to $528,000
WA Mortgage Rate                                                        7.732%                    5.000% to 16.750%
Net WAC                                                                 7.206%                    4.491% to 16.241%
ARM Characteristics
     WA Gross Margin                                                    6.892%                    3.350% to 11.700%
     WA Months to First Roll                                                28                        1 to 58
     WA First Periodic Cap                                              1.808%                    0.900% to 3.000%
     WA Subsequent Periodic Cap                                         1.392%                    1.000% to 2.000%
     WA Lifetime Cap                                                   14.456%                   10.750% to 23.750%
     WA Lifetime Floor                                                  7.641%                    4.600% to 16.750%
WA Original Term (months)                                                  358                       180 to 360
WA Remaining Term (months)                                                 353                        54 to 360
WA LTV                                                                  72.68%                     8.00% to 100.00%
  Percentage of Pool with CLTV > 100%                                    0.00%
  WA Effective LTV (Post MI)                                            72.13%

WA FICO                                                                    590

Secured by (% of pool)          1st Liens                              100.00%
                                2nd Liens                                0.00%
Prepayment Penalty at Loan Orig (% of all loans)                        69.45%




----------------------------------------------------------------------------------------------------------------------------------
  Top 5 States:       Top 5 Prop:         Doc Types:       Purpose Codes:      Occ Codes:         Grades:           Orig PP Term:
  -------------       -----------         ----------       --------------      ----------         -------           --------------
CA        16.94%    SFR      74.68%    FULL     67.43%    RCO     50.41%     OO    98.39%     A     71.44%     0           30.55%
FL         8.00%    PUD      13.51%    STATED   32.57%    PUR     45.40%     INV    1.42%     A-     5.99%     6            0.06%
TX         6.90%    CND       6.31%                       RNC      4.19%     2H     0.19%     B     10.70%     12           4.31%
MA         5.91%    2 FAM     4.48%                                                           C      8.61%     24          31.80%
IL         5.10%    CNDP      0.55%                                                           C-     2.24%     36          33.28%
                                                                                              D      1.02%
----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                                1-1






                                                                                                   Computational Materials for
[LOGO] Countrywide(R)
-----------------------                                                   Countrywide Asset-Backed Certificates, Series 2005-9
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------


                                                              Group 1

                                                    ARM and Fixed     $334,955,819

                                                          Detailed Report
---------------------------------------------------------------------------------------------------------------------------------
                                                                   Program
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF         AVERAGE       GROSS   REMG.                 ORIG
  DESCRIPTION                             BALANCE     LOANS    TOTAL        BALANCE        WAC    TERM     FICO         LTV
---------------------------------------------------------------------------------------------------------------------------------
15Y LIB6M                                 $51,519        1     0.02         $51,519       7.625  103.00    649          67.2
30Y LIB6M                              $4,867,170       27     1.45        $180,266       7.217  357.40    559          75.9
2/28 LIB6M                            $88,697,882      750    26.48        $118,264       7.962  352.32    588          73.5
2/28 LIB6M - IO - 24                  $25,836,301      148     7.71        $174,570       6.920  358.67    602          79.9
2/28 LIB6M - IO - 60                   $2,336,443       14     0.70        $166,889       7.296  357.34    601          70.3
3/27 LIB6M                           $145,545,333    1,207    43.45        $120,584       7.811  355.45    587          72.0
3/27 LIB6M - IO - 36                  $27,586,409      174     8.24        $158,543       6.984  358.72    603          75.2
3/27 LIB6M - IO - 60                   $3,120,250       19     0.93        $164,224       6.888  358.33    603          70.0
5/25 LIB6M                               $139,768        1     0.04        $139,768       6.950  358.00    606          56.5
15Yr Fixed                             $2,089,152       46     0.62         $45,416       9.161  150.13    588          59.3
15Yr Fixed - CC                          $950,862       14     0.28         $67,919       8.745  178.09    555          67.0
20Yr Fixed                                $57,896        2     0.02         $28,948      11.133  204.27    586          82.9
30Yr Fixed                            $23,567,060      235     7.04        $100,285       8.012  353.33    588          64.3
30Yr Fixed - CC                        $7,232,562       82     2.16         $88,202       8.545  357.07    588          74.1
30Yr Fixed - IO - 60                   $2,510,314       16     0.75        $156,895       7.035  358.53    617          66.6
30/15 Fixed Balloon                      $366,898        9     0.11         $40,766      10.443  108.16    570          72.1
---------------------------------------------------------------------------------------------------------------------------------
                                     $334,955,819    2,745   100.00        $122,024       7.732  352.99    590          72.7
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                   Original Term
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF         AVERAGE       GROSS   REMG.                 ORIG
  DESCRIPTION                             BALANCE     LOANS    TOTAL        BALANCE        WAC    TERM     FICO         LTV
---------------------------------------------------------------------------------------------------------------------------------
ARM 180                                   $51,519        1     0.02         $51,519       7.625  103.00    649          67.2
ARM 360                              $298,129,556    2,340    89.01        $127,406       7.679  355.18    590          73.5
Fixed 180                              $3,406,911       69     1.02         $49,376       9.183  153.41    577          62.8
Fixed 240                                 $57,896        2     0.02         $28,948      11.133  204.27    586          82.9
Fixed 360                             $33,309,937      333     9.94        $100,030       8.054  354.53    590          66.6
---------------------------------------------------------------------------------------------------------------------------------
                                     $334,955,819    2,745   100.00        $122,024       7.732  352.99    590          72.7
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Current Balance
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF         AVERAGE       GROSS   REMG.                 ORIG
  DESCRIPTION                             BALANCE     LOANS    TOTAL        BALANCE        WAC    TERM     FICO         LTV
---------------------------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                       $761,842       40     0.23         $19,046      11.736  243.55    579          58.4
$25,000.01 - $50,000.00                $9,014,286      217     2.69         $41,540      10.027  294.82    590          65.7
$50,000.01 - $75,000.00               $35,142,980      560    10.49         $62,755       8.771  342.40    589          75.2
$75,000.01 - $100,000.00              $37,966,024      435    11.33         $87,278       7.961  351.15    595          72.3
$100,000.01 - $150,000.00             $95,644,935      772    28.55        $123,892       7.524  355.96    595          71.4
$150,000.01 - $200,000.00             $62,581,009      362    18.68        $172,876       7.389  357.71    589          72.3
$200,000.01 - $250,000.00             $41,551,102      187    12.40        $222,198       7.383  357.89    578          71.5
$250,000.01 - $300,000.00             $27,205,406      100     8.12        $272,054       7.446  358.67    580          73.9
$300,000.01 - $350,000.00             $15,163,686       47     4.53        $322,632       7.540  358.51    592          77.8



--------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                                1-2






                                                                                                   Computational Materials for
[LOGO] Countrywide(R)
-----------------------                                                   Countrywide Asset-Backed Certificates, Series 2005-9
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------------------


                                                              Group 1

                                                    ARM and Fixed     $334,955,819

                                                          Detailed Report

---------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Current Balance
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF         AVERAGE       GROSS   REMG.                 ORIG
  DESCRIPTION                             BALANCE     LOANS    TOTAL        BALANCE        WAC    TERM     FICO         LTV
---------------------------------------------------------------------------------------------------------------------------------
$350,000.01 - $400,000.00              $5,774,938       16     1.72        $360,934      7.720   354.22    606          81.0
$400,000.01 - $450,000.00              $1,248,536        3     0.37        $416,179      7.058   358.70    652          76.6
$450,000.01 - $500,000.00              $1,863,058        4     0.56        $465,765      7.551   358.75    560          85.4
$500,000.01 - $550,000.00              $1,038,017        2     0.31        $519,009      6.585   358.49    618          80.0
---------------------------------------------------------------------------------------------------------------------------------
                                     $334,955,819    2,745   100.00        $122,024      7.732   352.99    590          72.7
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                   State
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF         AVERAGE       GROSS   REMG.                 ORIG
  DESCRIPTION                             BALANCE     LOANS    TOTAL        BALANCE        WAC    TERM     FICO         LTV
---------------------------------------------------------------------------------------------------------------------------------
Alabama                                  $736,941        8     0.22         $92,118      8.037   358.41    612          86.8
Alaska                                   $271,000        1     0.08        $271,000      8.500   359.00    584         100.0
Arizona                               $14,021,091      102     4.19        $137,462      7.517   356.82    597          73.9
Arkansas                                 $487,885        5     0.15         $97,577      7.819   348.39    594          77.6
California                            $56,751,978      299    16.94        $189,806      7.497   356.75    571          68.1
Colorado                              $10,681,896       83     3.19        $128,698      7.245   357.18    596          76.7
Connecticut                            $3,837,088       28     1.15        $137,039      8.185   350.91    587          73.5
Delaware                               $1,317,438        9     0.39        $146,382      7.190   358.66    584          67.2
District of Columbia                   $2,094,039       13     0.63        $161,080      7.604   356.49    595          55.3
Florida                               $26,802,550      216     8.00        $124,086      7.752   354.73    587          73.6
Georgia                               $12,334,518      112     3.68        $110,130      7.991   351.11    598          75.9
Hawaii                                 $4,544,535       14     1.36        $324,610      7.273   351.52    590          73.5
Idaho                                  $2,270,670       24     0.68         $94,611      7.521   350.30    604          75.6
Illinois                              $17,095,077      155     5.10        $110,291      7.808   353.89    603          73.6
Indiana                                $3,693,202       51     1.10         $72,416      8.713   335.87    587          79.6
Iowa                                     $624,985        6     0.19        $104,164      8.355   332.37    605          78.9
Kansas                                   $797,955       10     0.24         $79,796      8.806   329.69    618          78.0
Kentucky                               $3,067,461       40     0.92         $76,687      8.685   353.18    588          84.5
Louisiana                              $1,615,815       19     0.48         $85,043      7.663   351.88    605          78.8
Maine                                    $419,896        4     0.13        $104,974      8.276   358.88    557          64.1
Maryland                              $14,780,996       89     4.41        $166,079      7.792   356.32    573          70.7
Massachusetts                         $19,800,724      109     5.91        $181,658      7.421   357.73    582          66.6
Michigan                              $13,762,870      163     4.11         $84,435      8.275   345.18    597          77.3
Minnesota                              $3,721,115       29     1.11        $128,314      7.555   341.38    613          67.3
Mississippi                              $866,273       13     0.26         $66,636      8.479   356.10    575          78.9
Missouri                               $5,528,626       67     1.65         $82,517      8.189   353.40    598          74.4
Montana                                  $835,165        8     0.25        $104,396      7.274   346.54    602          68.0
Nebraska                                 $212,121        3     0.06         $70,707      7.953   358.68    621          77.6
Nevada                                $10,318,530       65     3.08        $158,747      7.451   354.77    593          73.2
New Hampshire                          $2,975,549       19     0.89        $156,608      7.163   358.91    591          78.4
New Jersey                            $11,624,826       76     3.47        $152,958      7.684   356.23    582          68.4
New Mexico                             $1,045,284       11     0.31         $95,026      8.539   350.55    610          71.6
New York                              $10,285,571       66     3.07        $155,842      7.647   356.26    605          70.3



----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                                1-3







                                                                                                   Computational Materials for
[LOGO] Countrywide(R)
-----------------------                                                   Countrywide Asset-Backed Certificates, Series 2005-9
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------


                                                              Group 1

                                                    ARM and Fixed     $334,955,819

                                                          Detailed Report
---------------------------------------------------------------------------------------------------------------------------------
                                                               State
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF         AVERAGE       GROSS   REMG.                 ORIG
  DESCRIPTION                             BALANCE     LOANS    TOTAL        BALANCE        WAC    TERM     FICO         LTV
---------------------------------------------------------------------------------------------------------------------------------
North Carolina                         $4,985,420       56      1.49        $89,025      8.153   347.07    607          75.4
North Dakota                              $75,013        1      0.02        $75,013      9.550   359.00    567          95.0
Ohio                                   $5,402,713       65      1.61        $83,119      8.202   355.92    595          77.9
Oklahoma                               $1,379,624       21      0.41        $65,696      8.760   345.94    607          77.8
Oregon                                 $4,226,171       32      1.26       $132,068      7.190   353.29    607          77.7
Pennsylvania                           $6,633,510       86      1.98        $77,134      7.976   351.58    585          71.0
Rhode Island                             $611,715        4      0.18       $152,929      7.785   358.38    577          72.6
South Carolina                           $872,320        9      0.26        $96,924      7.529   358.64    595          71.8
South Dakota                             $239,738        3      0.07        $79,913     10.078   337.71    669          74.9
Tennessee                              $5,349,553       61      1.60        $87,698      7.904   348.59    617          80.6
Texas                                 $23,124,251      288      6.90        $80,293      7.886   342.38    604          76.8
Utah                                   $2,370,710       23      0.71       $103,074      7.548   344.58    618          79.7
Vermont                                  $798,915        7      0.24       $114,131      7.036   353.68    582          67.6
Virginia                               $8,085,689       62      2.41       $130,414      7.850   353.50    569          70.5
Washington                             $7,975,637       65      2.38       $122,702      7.349   349.50    598          73.4
West Virginia                            $495,179        8      0.15        $61,897      8.472   353.30    582          59.0
Wisconsin                              $2,869,507       35      0.86        $81,986      8.796   348.11    594          74.0
Wyoming                                  $236,484        2      0.07       $118,242      7.569   358.43    627          73.6
---------------------------------------------------------------------------------------------------------------------------------
                                     $334,955,819    2,745    100.00       $122,024      7.732   352.99    590          72.7
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                       Loan-to-Value Ratios
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF         AVERAGE       GROSS   REMG.                 ORIG
  DESCRIPTION                             BALANCE     LOANS    TOTAL        BALANCE        WAC    TERM     FICO         LTV
---------------------------------------------------------------------------------------------------------------------------------
<= 50.00                              $27,693,817      278      8.27        $99,618      7.701   350.22    570          39.4
50.01 - 55.00                         $11,288,186       92      3.37       $122,698      7.802   352.43    562          53.0
55.01 - 60.00                         $16,926,721      136      5.05       $124,461      7.637   353.74    559          57.8
60.01 - 65.00                         $21,801,743      175      6.51       $124,581      7.989   350.41    556          63.2
65.01 - 70.00                         $27,031,104      245      8.07       $110,331      8.138   349.81    559          68.7
70.01 - 75.00                         $41,133,550      306     12.28       $134,423      8.071   350.72    568          74.1
75.01 - 80.00                        $161,832,151    1,235     48.31       $131,038      7.374   355.62    615          79.8
80.01 - 85.00                         $10,158,566       88      3.03       $115,438      8.474   343.05    572          84.1
85.01 - 90.00                          $5,339,411       63      1.59        $84,753      9.275   338.38    589          89.3
90.01 - 95.00                          $3,993,096       39      1.19       $102,387      8.731   357.07    581          94.9
95.01 - 100.00                         $7,757,474       88      2.32        $88,153      8.935   358.85    589          99.8
---------------------------------------------------------------------------------------------------------------------------------
                                     $334,955,819    2,745    100.00       $122,024      7.732   352.99    590          72.7
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                   Range of Current Gross Coupon
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF         AVERAGE       GROSS   REMG.                 ORIG
  DESCRIPTION                             BALANCE     LOANS    TOTAL        BALANCE        WAC    TERM     FICO         LTV
---------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                            $170,595        1      0.05       $170,595      5.000   359.00    673          80.0



----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                                1-4






                                                                                                   Computational Materials for
[LOGO] Countrywide(R)
-----------------------                                                   Countrywide Asset-Backed Certificates, Series 2005-9
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------


                                                              Group 1

                                                    ARM and Fixed     $334,955,819

                                                          Detailed Report

---------------------------------------------------------------------------------------------------------------------------------
                                                  Range of Current Gross Coupon
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF         AVERAGE       GROSS   REMG.                 ORIG
  DESCRIPTION                             BALANCE     LOANS    TOTAL        BALANCE        WAC    TERM     FICO         LTV
---------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                          $1,377,951        9      0.41       $153,106      5.404   359.37    594          77.7
5.501 - 6.000                         $14,830,695       89      4.43       $166,637      5.873   358.71    615          73.2
6.001 - 6.500                         $37,098,220      254     11.08       $146,056      6.353   358.70    610          73.4
6.501 - 7.000                         $65,741,377      446     19.63       $147,402      6.804   358.19    608          72.7
7.001 - 7.500                         $55,704,772      405     16.63       $137,543      7.314   357.58    598          72.2
7.501 - 8.000                         $55,209,880      413     16.48       $133,680      7.794   355.82    585          71.9
8.001 - 8.500                         $27,783,583      240      8.29       $115,765      8.305   354.77    571          71.3
8.501 - 9.000                         $28,491,866      263      8.51       $108,334      8.817   350.33    566          71.1
9.001 - 9.500                         $14,777,160      157      4.41        $94,122      9.309   346.15    556          73.0
9.501 - 10.000                        $15,276,424      174      4.56        $87,796      9.799   334.30    559          74.6
10.001 - 10.500                        $6,620,813       80      1.98        $82,760     10.309   325.39    575          78.2
10.501 - 11.000                        $5,120,060       78      1.53        $65,642     10.806   327.67    565          77.4
11.001 - 11.500                        $2,986,658       47      0.89        $63,546     11.310   315.89    572          73.9
11.501 - 12.000                        $1,477,550       34      0.44        $43,457     11.767   297.90    560          76.4
12.001 - 12.500                          $734,127       16      0.22        $45,883     12.289   296.05    574          80.1
12.501 - 13.000                          $453,977       11      0.14        $41,271     12.729   290.79    570          68.5
13.001 - 13.500                          $776,524       17      0.23        $45,678     13.249   296.28    577          75.8
13.501 - 14.000                          $117,095        5      0.03        $23,419     13.690   272.85    536          59.6
> 14.000                                 $206,492        6      0.06        $34,415     14.747   267.22    508          67.8
---------------------------------------------------------------------------------------------------------------------------------
                                     $334,955,819    2,745    100.00       $122,024      7.732   352.99    590          72.7
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                           Property Type
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF         AVERAGE       GROSS   REMG.                 ORIG
  DESCRIPTION                             BALANCE     LOANS    TOTAL        BALANCE        WAC    TERM     FICO         LTV
---------------------------------------------------------------------------------------------------------------------------------
SFR                                  $250,153,873    2,146     74.68       $116,568      7.764   351.81    588          72.3
PUD                                   $45,249,417      315     13.51       $143,649      7.497   356.69    590          74.7
CND                                   $21,131,443      164      6.31       $128,850      7.757   356.59    606          75.6
2 FAM                                 $15,000,437       96      4.48       $156,255      7.822   356.61    603          71.6
CNDP                                   $1,851,034        9      0.55       $205,670      7.548   358.18    586          68.8
3 FAM                                  $1,219,617       11      0.36       $110,874      8.219   348.53    579          51.8
4 FAM                                    $349,997        4      0.10        $87,499      8.848   335.05    606          78.2
---------------------------------------------------------------------------------------------------------------------------------
                                     $334,955,819    2,745    100.00       $122,024      7.732   352.99    590          72.7
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                              Purpose
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF         AVERAGE       GROSS   REMG.                 ORIG
  DESCRIPTION                             BALANCE     LOANS    TOTAL        BALANCE        WAC    TERM     FICO         LTV
---------------------------------------------------------------------------------------------------------------------------------
RCO                                  $168,857,901    1,414     50.41       $119,419      7.981   350.84    562          66.6
PUR                                  $152,067,539    1,196     45.40       $127,147      7.442   356.02    620          79.4
RNC                                   $14,030,379      135      4.19       $103,929      7.882   346.15    590          72.6



--------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                                1-5







                                                                                                   Computational Materials for
[LOGO] Countrywide(R)
-----------------------                                                   Countrywide Asset-Backed Certificates, Series 2005-9
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------


                                                              Group 1

                                                    ARM and Fixed     $334,955,819

                                                          Detailed Report

---------------------------------------------------------------------------------------------------------------------------------
                                                             Purpose
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF         AVERAGE       GROSS   REMG.                 ORIG
  DESCRIPTION                             BALANCE     LOANS    TOTAL        BALANCE        WAC    TERM     FICO         LTV
---------------------------------------------------------------------------------------------------------------------------------
                                     $334,955,819     2,745   100.00       $122,024      7.732   352.99    590          72.7
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                           Occupancy
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF         AVERAGE       GROSS   REMG.                 ORIG
  DESCRIPTION                             BALANCE     LOANS    TOTAL        BALANCE        WAC    TERM     FICO         LTV
---------------------------------------------------------------------------------------------------------------------------------
OO                                   $329,563,684     2,669    98.39       $123,478      7.713   353.19    590          72.8
INV                                    $4,764,848        68     1.42        $70,071      8.889   338.78    602          68.9
2H                                       $627,288         8     0.19        $78,411      8.724   358.53    545          57.8
---------------------------------------------------------------------------------------------------------------------------------
                                     $334,955,819     2,745   100.00       $122,024      7.732   352.99    590          72.7
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                          Range of Months Remaining to Scheduled Maturity
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF         AVERAGE       GROSS   REMG.                 ORIG
  DESCRIPTION                             BALANCE     LOANS    TOTAL        BALANCE        WAC    TERM     FICO         LTV
---------------------------------------------------------------------------------------------------------------------------------
1 - 120                                $1,092,299        33     0.33        $33,100     10.652    99.20    580          75.9
121 - 180                              $2,390,067        38     0.71        $62,896      8.499   177.12    576          57.1
181 - 300                              $8,808,161       148     2.63        $59,515      9.834   280.57    596          72.0
301 - 360                            $322,665,292     2,526    96.33       $127,738      7.659   357.13    590          72.8
---------------------------------------------------------------------------------------------------------------------------------
                                     $334,955,819     2,745   100.00       $122,024      7.732   352.99    590          72.7
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                               Collateral Grouped by Document Type
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF         AVERAGE       GROSS   REMG.                 ORIG
  DESCRIPTION                             BALANCE     LOANS    TOTAL        BALANCE        WAC    TERM     FICO         LTV
---------------------------------------------------------------------------------------------------------------------------------
FULL                                 $225,858,772     1,914    67.43       $118,004      7.632   352.96    579          72.8
STATED INCOME                        $109,097,047       831    32.57       $131,284      7.939   353.06    613          72.5
---------------------------------------------------------------------------------------------------------------------------------
                                     $334,955,819     2,745   100.00       $122,024      7.732   352.99    590          72.7
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                    Collateral Grouped by FICO
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF         AVERAGE       GROSS   REMG.                 ORIG
  DESCRIPTION                             BALANCE     LOANS    TOTAL        BALANCE        WAC    TERM     FICO         LTV
---------------------------------------------------------------------------------------------------------------------------------
781 - 800                                $129,717         2     0.04        $64,858      7.094   358.39    791          59.1
761 - 780                                $591,598         7     0.18        $84,514      7.321   350.06    770          79.8
741 - 760                              $1,301,215         9     0.39       $144,579      7.088   355.66    749          79.2
721 - 740                              $1,823,884        15     0.54       $121,592      7.368   351.26    730          79.4
701 - 720                              $2,781,890        26     0.83       $106,996      7.552   348.63    711          78.6
681 - 700                              $6,959,509        59     2.08       $117,958      7.370   352.03    689          78.0
661 - 680                             $21,042,087       169     6.28       $124,509      7.258   354.96    670          78.0




--------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                                1-6






                                                                                                   Computational Materials for
[LOGO] Countrywide(R)
-----------------------                                                   Countrywide Asset-Backed Certificates, Series 2005-9
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------


                                                              Group 1

                                                    ARM and Fixed     $334,955,819

                                                          Detailed Report

---------------------------------------------------------------------------------------------------------------------------------
                                                     Collateral Grouped by FICO
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF         AVERAGE       GROSS   REMG.                 ORIG
  DESCRIPTION                             BALANCE     LOANS    TOTAL        BALANCE        WAC    TERM     FICO         LTV
---------------------------------------------------------------------------------------------------------------------------------
641 - 660                             $23,205,343       207      6.93      $112,103       7.590   353.01    650         76.8
621 - 640                             $39,388,689       319     11.76      $123,476       7.362   352.80    630         78.3
601 - 620                             $44,696,920       372     13.34      $120,153       7.292   353.17    610         75.1
581 - 600                             $51,546,188       402     15.39      $128,224       7.341   354.88    591         72.8
561 - 580                             $36,297,130       305     10.84      $119,007       7.904   348.63    571         69.7
541 - 560                             $27,950,693       243      8.34      $115,023       8.086   351.14    550         66.4
521 - 540                             $37,557,733       306     11.21      $122,738       8.309   354.04    530         67.7
501 - 520                             $36,979,644       277     11.04      $133,501       8.517   355.16    510         68.9
<= 500                                 $2,703,582        27      0.81      $100,133       9.796   342.40    497         69.1
---------------------------------------------------------------------------------------------------------------------------------
                                     $334,955,819     2,745    100.00      $122,024       7.732   352.99    590         72.7
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                 Grade
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF         AVERAGE       GROSS   REMG.                 ORIG
  DESCRIPTION                             BALANCE     LOANS    TOTAL        BALANCE        WAC    TERM     FICO         LTV
---------------------------------------------------------------------------------------------------------------------------------
A                                    $239,286,138     1,863     71.44      $128,441       7.389   355.28    604         74.3
A-                                    $20,079,221       187      5.99      $107,376       8.383   337.30    569         69.1
B                                     $35,827,645       304     10.70      $117,854       8.202   349.72    554         68.2
C                                     $28,855,874       277      8.61      $104,173       8.904   349.43    547         68.6
C-                                     $7,496,916        79      2.24       $94,898       9.231   352.28    553         71.8
D                                      $3,410,025        35      1.02       $97,429       9.824   351.38    545         62.2
---------------------------------------------------------------------------------------------------------------------------------
                                     $334,955,819     2,745    100.00      $122,024       7.732   352.99    590         72.7
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                             Collateral Grouped by Prepayment Penalty Months
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF         AVERAGE       GROSS   REMG.                 ORIG
  DESCRIPTION                             BALANCE     LOANS    TOTAL        BALANCE        WAC    TERM     FICO         LTV
---------------------------------------------------------------------------------------------------------------------------------
0                                    $102,320,015       859     30.55      $119,115       8.022   350.66    594         71.5
6                                        $190,477         2      0.06       $95,238      10.059   302.27    646         86.6
12                                    $14,435,189       113      4.31      $127,745       8.020   358.02    585         70.6
24                                   $106,528,412       804     31.80      $132,498       7.487   355.62    589         74.9
36                                   $111,481,726       967     33.28      $115,286       7.658   352.06    588         71.9
---------------------------------------------------------------------------------------------------------------------------------
                                     $334,955,819     2,745    100.00      $122,024       7.732   352.99    590         72.7
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                        Range of Months to Roll              (Excludes 404 Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                             WA           CURRENT     # OF     % OF         AVERAGE       GROSS   REMG.                 ORIG
  DESCRIPTION               MTR           BALANCE     LOANS    TOTAL        BALANCE        WAC    TERM     FICO         LTV
---------------------------------------------------------------------------------------------------------------------------------
0 - 6                        3        $20,731,611       285      6.95       $72,742       9.493   308.38    588         73.9
13 - 18                      14          $204,000         1      0.07      $204,000       6.813   350.00    595         80.0
19 - 24                      23      $107,512,986       759     36.06      $141,651       7.490   358.59    591         75.0




--------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                                1-7






                                                                                                   Computational Materials for
[LOGO] Countrywide(R)
-----------------------                                                   Countrywide Asset-Backed Certificates, Series 2005-9
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------


                                                              Group 1

                                                    ARM and Fixed     $334,955,819

                                                          Detailed Report

---------------------------------------------------------------------------------------------------------------------------------
                                                        Range of Months to Roll              (Excludes 404 Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                             WA           CURRENT     # OF     % OF         AVERAGE       GROSS   REMG.                 ORIG
  DESCRIPTION               MTR           BALANCE     LOANS    TOTAL        BALANCE        WAC    TERM     FICO         LTV
---------------------------------------------------------------------------------------------------------------------------------
25 - 31                      31          $531,752         4     0.18       $132,938      8.580   354.75     524        64.5
32 - 37                      35      $169,060,958     1,291    56.70       $130,953      7.575   358.67     590        72.5
>= 38                        58          $139,768         1     0.05       $139,768      6.950   358.00     606        56.5
                                     $298,181,075     2,341   100.00       $127,373      7.679   355.13     590        73.5



---------------------------------------------------------------------------------------------------------------------------------
                                                        Range of Margin                      (Excludes 404 Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF         AVERAGE       GROSS     REMG.              ORIG
  DESCRIPTION                             BALANCE     LOANS    TOTAL        BALANCE        WAC      TERM     FICO       LTV
---------------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000                          $3,645,366        23     1.22       $158,494       6.771    359.00     579      64.3
4.001 - 5.000                          $8,005,186        62     2.68       $129,116       6.936    352.62     575      65.4
5.001 - 6.000                         $63,225,603       488    21.20       $129,561       7.223    352.89     588      71.9
6.001 - 7.000                         $99,093,835       777    33.23       $127,534       7.371    353.93     606      74.2
7.001 - 8.000                         $84,024,791       661    28.18       $127,118       7.968    356.93     590      74.7
8.001 - 9.000                         $31,438,591       260    10.54       $120,918       8.594    357.92     560      73.5
9.001 - 10.000                         $7,915,267        63     2.65       $125,639       9.350    358.41     548      75.7
10.001 - 11.000                          $773,554         6     0.26       $128,926      10.346    358.32     531      83.6
11.001 - 12.000                           $58,882         1     0.02        $58,882      11.700    359.00     557      95.0
6.892                                $298,181,075     2,341   100.00       $127,373       7.679    355.13     590      73.5



---------------------------------------------------------------------------------------------------------------------------------
                                                        Range of Maximum Rates                 (Excludes 404 Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF         AVERAGE       GROSS     REMG.              ORIG
  DESCRIPTION                             BALANCE     LOANS    TOTAL        BALANCE        WAC      TERM     FICO       LTV
---------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000                          $307,104         2     0.10       $153,552       6.504    335.52     634      85.7
11.001 - 11.500                          $105,000         1     0.04       $105,000       6.500    358.00     595      35.0
11.501 - 12.000                        $2,070,007        15     0.69       $138,000       6.735    351.86     614      70.2
12.001 - 12.500                        $5,896,764        41     1.98       $143,824       6.226    358.51     611      71.9
12.501 - 13.000                       $26,003,789       163     8.72       $159,532       6.460    358.35     608      73.1
13.001 - 13.500                       $39,856,853       278    13.37       $143,370       6.607    357.66     605      74.2
13.501 - 14.000                       $57,831,359       400    19.39       $144,578       6.991    358.48     603      73.5
14.001 - 14.500                       $47,071,526       348    15.79       $135,263       7.413    358.01     594      73.0
14.501 - 15.000                       $42,560,446       314    14.27       $135,543       7.935    357.23     582      73.6
15.001 - 15.500                       $24,145,503       199     8.10       $121,334       8.466    352.34     565      72.4
15.501 - 16.000                       $19,523,591       177     6.55       $110,303       8.944    353.78     563      72.1
16.001 - 16.500                        $9,236,603        94     3.10        $98,262       9.376    351.38     555      73.9
16.501 - 17.000                       $10,495,462       113     3.52        $92,880       9.826    342.66     568      74.5
17.001 - 17.500                        $4,756,048        59     1.60        $80,611      10.414    329.60     584      77.4
17.501 - 18.000                        $3,692,323        52     1.24        $71,006      10.815    338.66     563      77.8
18.001 - 18.500                        $2,088,586        30     0.70        $69,620      11.366    323.01     571      78.5
18.501 - 19.000                          $807,591        18     0.27        $44,866      11.839    315.83     546      75.5





--------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                                1-8






                                                                                                   Computational Materials for
[LOGO] Countrywide(R)
-----------------------                                                   Countrywide Asset-Backed Certificates, Series 2005-9
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------


                                                              Group 1

                                                    ARM and Fixed     $334,955,819

                                                          Detailed Report
---------------------------------------------------------------------------------------------------------------------------------
                                                        Range of Maximum Rates                 (Excludes 404 Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF         AVERAGE       GROSS     REMG.              ORIG
  DESCRIPTION                             BALANCE     LOANS    TOTAL        BALANCE        WAC      TERM     FICO       LTV
---------------------------------------------------------------------------------------------------------------------------------
19.001 - 19.500                          $636,680       13      0.21        $48,975      12.266    315.58     566      82.2
> 19.500                               $1,095,840       24      0.37        $45,660      13.399    314.33     570      72.2
---------------------------------------------------------------------------------------------------------------------------------
14.456                               $298,181,075    2,341    100.00       $127,373       7.679    355.13     590      73.5
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                      Initial Periodic Rate Cap                (Excludes 404 Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF         AVERAGE       GROSS     REMG.              ORIG
  DESCRIPTION                             BALANCE     LOANS    TOTAL        BALANCE        WAC      TERM     FICO       LTV
---------------------------------------------------------------------------------------------------------------------------------
0.900                                    $206,748        1      0.07       $206,748       8.500    358.00     526      75.0
1.000                                  $5,190,385       32      1.74       $162,200       7.266    354.52     560      75.6
1.500                                $228,305,298    1,808     76.57       $126,275       7.652    354.87     592      73.8
2.000                                  $2,033,219       18      0.68       $112,957       7.971    353.03     600      77.8
3.000                                 $62,445,424      482     20.94       $129,555       7.798    356.20     585      72.1
---------------------------------------------------------------------------------------------------------------------------------
                                     $298,181,075    2,341    100.00       $127,373       7.679    355.13     590      73.5
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                      Subsequent Periodic Rate Cap             (Excludes 404 Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF         AVERAGE       GROSS     REMG.              ORIG
  DESCRIPTION                             BALANCE     LOANS    TOTAL        BALANCE        WAC      TERM     FICO       LTV
---------------------------------------------------------------------------------------------------------------------------------
1.000                                 $64,513,408      490     21.64       $131,660       7.786    354.77     582      72.2
1.500                                $233,387,049    1,849     78.27       $126,223       7.649    355.23     592      73.8
2.000                                    $280,617        2      0.09       $140,309       7.750    358.08     524      74.7
---------------------------------------------------------------------------------------------------------------------------------
                                     $298,181,075    2,341    100.00       $127,373       7.679    355.13     590      73.5
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Lifetime Rate Floor             (Excludes 404 Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF         AVERAGE       GROSS     REMG.              ORIG
  DESCRIPTION                             BALANCE     LOANS    TOTAL        BALANCE        WAC      TERM     FICO       LTV
---------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000                            $728,720        4      0.24       $182,180       5.840    348.42     656      82.4
5.001 - 6.000                         $15,262,230       96      5.12       $158,982       6.007    357.76     605      73.4
6.001 - 7.000                         $96,802,425      661     32.46       $146,448       6.673    358.13     609      74.0
7.001 - 8.000                         $99,334,850      721     33.31       $137,774       7.566    357.71     591      72.9
8.001 - 9.000                         $48,692,841      421     16.33       $115,660       8.580    353.56     566      72.1
9.001 - 10.000                        $23,694,233      235      7.95       $100,827       9.580    349.05     556      74.4
> 10.000                              $13,665,776      203      4.58        $67,319      11.081    328.71     571      77.0
---------------------------------------------------------------------------------------------------------------------------------
                                     $298,181,075    2,341    100.00       $127,373       7.679    355.13     590      73.5
---------------------------------------------------------------------------------------------------------------------------------







--------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                                1-9






                                                                                                   Computational Materials for
[LOGO] Countrywide(R)
-----------------------                                                   Countrywide Asset-Backed Certificates, Series 2005-9
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------


                                                              Group 1

                                                    ARM and Fixed     $334,955,819

                                                          Detailed Report
---------------------------------------------------------------------------------------------------------------------------------
                                                        Range of Maximum Rates                 (Excludes 404 Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF         AVERAGE       GROSS     REMG.              ORIG
  DESCRIPTION                             BALANCE     LOANS    TOTAL        BALANCE        WAC      TERM     FICO       LTV
---------------------------------------------------------------------------------------------------------------------------------
09/05                                    $121,172         3     0.04        $40,391      11.184    301.00     642      70.3
10/05                                  $5,252,286        72     1.76        $72,948       9.973    288.96     586      72.0
11/05                                  $3,989,039        61     1.34        $65,394      10.273    293.80     605      74.2
12/05                                  $2,295,552        42     0.77        $54,656      10.259    302.83     595      70.1
01/06                                  $1,802,337        30     0.60        $60,078      10.335    305.85     590      77.9
02/06                                  $4,824,056        41     1.62       $117,660       7.726    346.86     566      75.9
03/06                                  $2,447,168        36     0.82        $67,977       9.254    305.36     596      74.0
11/06                                    $204,000         1     0.07       $204,000       6.813    350.00     595      80.0
04/07                                     $80,063         1     0.03        $80,063       8.730    356.00     559      75.0
05/07                                    $484,620         5     0.16        $96,924       7.622    356.10     627      72.6
06/07                                  $5,330,678        43     1.79       $123,969       7.500    357.11     596      72.9
07/07                                 $33,396,600       246    11.20       $135,759       7.614    358.01     590      73.3
08/07                                 $67,304,026       457    22.57       $147,274       7.431    359.00     591      76.0
09/07                                    $917,000         7     0.31       $131,000       7.027    360.00     570      72.9
03/08                                    $359,653         2     0.12       $179,826       8.120    354.63     522      60.8
04/08                                    $172,099         2     0.06        $86,050       9.540    355.00     528      72.3
05/08                                  $1,139,856         8     0.38       $142,482       8.166    356.11     569      75.5
06/08                                  $4,835,938        39     1.62       $123,998       7.513    357.15     592      67.5
07/08                                 $46,431,538       353    15.57       $131,534       7.697    358.02     594      71.0
08/08                                $114,181,726       873    38.29       $130,792       7.531    359.00     588      73.2
09/08                                  $2,471,900        18     0.83       $137,328       7.164    360.00     609      75.6
07/10                                    $139,768         1     0.05       $139,768       6.950    358.00     606      56.5
---------------------------------------------------------------------------------------------------------------------------------
                                     $298,181,075     2,341   100.00       $127,373       7.679    355.13     590      73.5
---------------------------------------------------------------------------------------------------------------------------------







--------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                                1-10






                                                                                                   Computational Materials for
[LOGO] Countrywide(R)
-----------------------                                                   Countrywide Asset-Backed Certificates, Series 2005-9
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------


                                                              Group 2

                                                    ARM and Fixed     $345,612,655

                                                          Detailed Report


Summary of Loans in Statistical Calculation Pool                                                                 Range
(As of Calculation Date)                                                                                         -----

Total Number of Loans                                                        1,742
Total Outstanding Balance                                             $345,612,655
Average Loan Balance                                                      $198,400                         $11,488 to $1,160,000
WA Mortgage Rate                                                            7.556%                          4.950% to 14.750%
Net WAC                                                                     7.021%                          4.441% to 13.741%
ARM Characteristics
       WA Gross Margin                                                      6.821%                          3.500% to 10.400%
       WA Months to First Roll                                                  27                               1 to 36
       WA First Periodic Cap                                                1.728%                          1.000% to 3.000%
       WA Subsequent Periodic Cap                                           1.411%                          1.000% to 2.000%
       WA Lifetime Cap                                                     14.490%                         11.450% to 21.750%
       WA Lifetime Floor                                                    7.624%                          4.850% to 14.750%
WA Original Term (months)                                                      358                             180 to 360
WA Remaining Term (months)                                                     353                              71 to 360
WA LTV                                                                      74.44%                           7.00% to 100.00%
       Percentage of Pool with CLTV > 100%                                   0.00%
       WA Effective LTV (Post MI)                                           73.64%

WA FICO                                                                        597

Secured by (% of pool)     1st Liens                                       100.00%
                           2nd Liens                                         0.00%
Prepayment Penalty at Loan Orig (% of all loans)                            75.51%






  Top 5 States:         Top 5 Prop:           Doc Types:      Purpose Codes:      Occ Codes:         Grades:       Orig PP Term:
---------------      ----------------      ---------------    --------------     ------------     ------------    ---------------
CA       30.96%      SFR       72.83%      FULL     65.42%    RCO     47.83%     OO    97.50%     A     73.51%      0      24.49%
FL       11.46%      PUD       20.72%      STATED   34.58%    PUR     47.21%     INV    1.86%     A-     6.76%      6       0.19%
TX        7.41%      CND        4.06%                         RNC      4.95%     2H     0.63%     B     10.37%     12       5.96%
MA        3.39%      2 FAM      1.48%                                                             C      6.69%     24      26.39%
NY        3.33%      CNDP       0.72%                                                             C-     2.27%     36      19.69%
                                                                                                  D      0.40%     48       0.02%
                                                                                                                   60      23.27%







--------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                                2-1






                                                                                                   Computational Materials for
[LOGO] Countrywide(R)
-----------------------                                                   Countrywide Asset-Backed Certificates, Series 2005-9
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------


                                                              Group 2

                                                    ARM and Fixed     $345,612,655

                                                          Detailed Report
---------------------------------------------------------------------------------------------------------------------------------
                                                             Program
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF         AVERAGE       GROSS     REMG.                 ORIG
  DESCRIPTION                             BALANCE     LOANS    TOTAL        BALANCE        WAC      TERM     FICO         LTV
---------------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                             $7,015,271        27      2.03      $259,825       8.468     347.47     556         82.3
2/28 LIB6M                           $64,543,520       337     18.68      $191,524       8.105     346.84     590         75.1
2/28 LIB6M - IO - 24                 $35,403,480        97     10.24      $364,984       7.150     358.81     602         82.2
2/28 LIB6M - IO - 60                    $921,520         3      0.27      $307,173       6.318     358.00     603         80.0
3/27 LIB6M                           $94,555,837       444     27.36      $212,964       7.755     355.76     591         73.5
3/27 LIB6M - IO - 36                 $41,312,863       117     11.95      $353,101       7.138     358.78     606         76.2
3/27 LIB6M - IO - 60                  $2,241,584         9      0.65      $249,065       7.317     357.84     604         74.5
15Yr Fixed                            $2,889,556        61      0.84       $47,370       8.684     151.60     590         64.6
15Yr Fixed - CC                         $933,861         5      0.27      $186,772       8.025     178.70     642         72.8
30Yr Fixed                           $71,045,027       486     20.56      $146,183       7.104     355.60     606         69.9
30Yr Fixed - CC                      $14,419,545       120      4.17      $120,163       8.169     358.47     585         74.3
30Yr Fixed - IO - 60                 $10,330,590        36      2.99      $286,961       6.810     358.86     628         73.5
---------------------------------------------------------------------------------------------------------------------------------
                                    $345,612,655     1,742    100.00      $198,400       7.556     352.61     597         74.4
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                          Original Term
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF         AVERAGE       GROSS     REMG.                 ORIG
  DESCRIPTION                             BALANCE     LOANS    TOTAL        BALANCE        WAC      TERM     FICO         LTV
---------------------------------------------------------------------------------------------------------------------------------
ARM 360                             $245,994,076     1,034     71.18      $237,905       7.667     354.16     594         75.9
Fixed 180                             $3,823,417        66      1.11       $57,931       8.523     158.22     603         66.6
Fixed 360                            $95,795,163       642     27.72      $149,214       7.233     356.38     605         71.0
---------------------------------------------------------------------------------------------------------------------------------
                                    $345,612,655     1,742    100.00      $198,400       7.556     352.61     597         74.4
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Current Balance
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF         AVERAGE       GROSS     REMG.                 ORIG
  DESCRIPTION                             BALANCE     LOANS    TOTAL        BALANCE        WAC      TERM     FICO         LTV
---------------------------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                      $520,348        26      0.15       $20,013      11.141     182.87     582         57.4
$25,000.01 - $50,000.00               $3,880,077       101      1.12       $38,417       9.894     260.47     597         69.3
$50,000.01 - $75,000.00              $14,005,700       222      4.05       $63,089       8.658     327.25     593         72.6
$75,000.01 - $100,000.00             $16,797,771       193      4.86       $87,035       8.029     338.51     604         71.3
$100,000.01 - $150,000.00            $44,266,721       361     12.81      $122,622       7.675     350.13     603         73.1
$150,000.01 - $200,000.00            $41,860,296       242     12.11      $172,976       7.550     354.41     595         73.6
$200,000.01 - $250,000.00            $31,172,965       140      9.02      $222,664       7.399     357.86     595         73.0
$250,000.01 - $300,000.00            $27,290,097        98      7.90      $278,470       7.423     355.95     589         72.4
$300,000.01 - $350,000.00            $21,739,711        67      6.29      $324,473       7.501     357.75     585         74.3
$350,000.01 - $400,000.00            $30,844,727        81      8.92      $380,799       7.592     358.64     579         74.2
$400,000.01 - $450,000.00            $27,754,366        65      8.03      $426,990       7.623     358.70     585         76.0
$450,000.01 - $500,000.00            $23,460,696        49      6.79      $478,790       7.418     356.49     596         75.2
$500,000.01 - $550,000.00            $13,750,813        26      3.98      $528,877       7.104     352.14     627         81.9
$550,000.01 - $600,000.00            $16,176,994        28      4.68      $577,750       6.971     358.79     611         80.0
$600,000.01 - $650,000.00             $6,855,040        11      1.98      $623,185       7.115     353.85     615         82.1








--------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                                2-2






                                                                                                   Computational Materials for
[LOGO] Countrywide(R)
-----------------------                                                   Countrywide Asset-Backed Certificates, Series 2005-9
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------


                                                              Group 2

                                                    ARM and Fixed     $345,612,655

                                                          Detailed Report
---------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Current Balance
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF         AVERAGE       GROSS     REMG.                 ORIG
  DESCRIPTION                             BALANCE     LOANS    TOTAL        BALANCE        WAC      TERM     FICO         LTV
---------------------------------------------------------------------------------------------------------------------------------
$650,000.01 - $700,000.00              $5,422,676         8     1.57       $677,834       6.631    359.00     640         78.5
$700,000.01 - $750,000.00              $6,605,665         9     1.91       $733,963       7.621    358.77     604         75.4
$750,000.01 - $800,000.00              $3,080,171         4     0.89       $770,043       6.229    359.00     611         63.8
$800,000.01 - $850,000.00              $3,333,704         4     0.96       $833,426       6.685    358.50     608         73.6
$850,000.01 - $900,000.00                $892,500         1     0.26       $892,500       6.350    359.00     687         70.0
> $900,000.00                          $5,901,617         6     1.71       $983,603       7.909    358.81     617         76.7
---------------------------------------------------------------------------------------------------------------------------------
                                     $345,612,655     1,742   100.00       $198,400       7.556    352.61     597         74.4
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                               State
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF         AVERAGE       GROSS     REMG.                 ORIG
  DESCRIPTION                             BALANCE     LOANS    TOTAL        BALANCE        WAC      TERM     FICO         LTV
---------------------------------------------------------------------------------------------------------------------------------
Alabama                                $1,564,450        13     0.45       $120,342       7.473    358.68     576         72.7
Alaska                                    $91,096         1     0.03        $91,096       9.500    283.00     619         67.6
Arizona                               $11,495,525        59     3.33       $194,839       7.542    354.91     583         76.7
Arkansas                                 $359,948         4     0.10        $89,987       8.400    328.77     601         88.2
California                           $107,009,719       311    30.96       $344,083       7.206    356.96     590         72.9
Colorado                               $6,404,211        28     1.85       $228,722       7.587    356.72     588         79.2
Connecticut                            $4,305,561        15     1.25       $287,037       7.387    358.86     590         75.2
Delaware                                  $76,764         1     0.02        $76,764       6.625    358.00     556         74.0
Florida                               $39,603,046       223    11.46       $177,592       7.768    354.36     588         72.1
Georgia                                $5,755,361        36     1.67       $159,871       8.102    348.24     599         79.0
Hawaii                                 $3,504,829        12     1.01       $292,069       7.366    353.99     599         67.2
Idaho                                  $2,089,894        12     0.60       $174,158       7.481    351.12     605         78.8
Illinois                               $8,819,107        44     2.55       $200,434       7.390    353.19     612         75.5
Indiana                                $2,205,513        22     0.64       $100,251       8.908    334.47     576         84.6
Iowa                                     $262,246         3     0.08        $87,415       7.005    348.66     606         76.9
Kansas                                 $1,191,419         9     0.34       $132,380       7.796    343.94     631         80.7
Kentucky                               $1,646,690        15     0.48       $109,779       8.562    342.78     588         77.7
Louisiana                              $4,523,966        42     1.31       $107,713       7.711    327.01     602         77.9
Maine                                    $932,976         4     0.27       $233,244       6.751    359.00     620         80.0
Maryland                               $9,658,104        33     2.79       $292,670       8.029    355.61     601         74.4
Massachusetts                         $11,729,822        38     3.39       $308,680       7.727    352.59     601         72.2
Michigan                               $6,436,808        40     1.86       $160,920       7.948    350.18     600         76.3
Minnesota                              $2,075,540         8     0.60       $259,442       8.658    350.25     584         81.7
Mississippi                            $1,384,292        15     0.40        $92,286       7.570    337.12     625         73.8
Missouri                               $3,768,774        37     1.09       $101,859       9.034    340.22     603         80.6
Montana                                  $650,881         5     0.19       $130,176       6.935    330.10     631         78.2
Nebraska                                 $719,100         5     0.21       $143,820       7.498    352.10     586         78.5
Nevada                                 $7,703,165        30     2.23       $256,772       7.333    357.86     620         75.7
New Hampshire                          $2,375,512        11     0.69       $215,956       8.209    358.47     601         78.4
New Jersey                             $7,475,604        31     2.16       $241,149       8.005    356.38     580         69.7
New Mexico                               $636,624         4     0.18       $159,156       7.972    358.76     601         81.0




--------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                                2-3






                                                                                                   Computational Materials for
[LOGO] Countrywide(R)
-----------------------                                                   Countrywide Asset-Backed Certificates, Series 2005-9
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------


                                                              Group 2

                                                    ARM and Fixed     $345,612,655

                                                          Detailed Report
---------------------------------------------------------------------------------------------------------------------------------
                                                               State
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF         AVERAGE       GROSS     REMG.                 ORIG
  DESCRIPTION                             BALANCE     LOANS    TOTAL        BALANCE        WAC      TERM     FICO         LTV
---------------------------------------------------------------------------------------------------------------------------------
New York                              $11,501,506       44      3.33       $261,398       7.434    354.02     593        68.7
North Carolina                         $3,590,766       25      1.04       $143,631       7.239    348.59     594        69.4
Ohio                                   $7,337,463       60      2.12       $122,291       8.096    338.45     597        77.2
Oklahoma                               $2,619,573       30      0.76        $87,319       8.293    348.38     606        75.2
Oregon                                 $4,209,178       26      1.22       $161,891       7.115    350.48     595        76.9
Pennsylvania                           $5,385,614       54      1.56        $99,734       8.057    346.76     589        70.6
Rhode Island                             $311,791        1      0.09       $311,791       8.000    359.00     605        80.0
South Carolina                           $348,635        3      0.10       $116,212       7.457    358.25     628        75.0
Tennessee                              $6,516,083       63      1.89       $103,430       8.041    340.83     605        79.4
Texas                                 $25,627,110      202      7.41       $126,867       7.414    347.50     632        78.2
Utah                                   $1,819,877       12      0.53       $151,656       7.400    355.33     615        78.9
Virginia                              $10,623,337       44      3.07       $241,439       7.421    354.93     603        76.3
Washington                             $7,098,592       46      2.05       $154,317       7.646    344.26     602        75.4
West Virginia                             $59,175        1      0.02        $59,175      10.250    359.00     517        80.0
Wisconsin                              $2,055,207       19      0.59       $108,169       8.076    333.66     628        78.5
Wyoming                                   $52,200        1      0.02        $52,200       9.000    360.00     570        77.9
---------------------------------------------------------------------------------------------------------------------------------
                                     $345,612,655    1,742    100.00       $198,400       7.556    352.61     597        74.4
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF         AVERAGE       GROSS     REMG.                 ORIG
  DESCRIPTION                             BALANCE     LOANS    TOTAL        BALANCE        WAC      TERM     FICO         LTV
---------------------------------------------------------------------------------------------------------------------------------
<= 50.00                              $17,115,299      123      4.95       $139,149       7.600    348.63     581        37.1
50.01 - 55.00                         $10,667,872       66      3.09       $161,634       7.257    354.14     582        52.5
55.01 - 60.00                         $16,196,099       83      4.69       $195,134       7.301    352.99     566        57.9
60.01 - 65.00                         $20,593,256      112      5.96       $183,868       7.731    348.08     563        63.3
65.01 - 70.00                         $27,920,039      143      8.08       $195,245       7.682    348.85     586        68.7
70.01 - 75.00                         $44,952,022      240     13.01       $187,300       7.759    349.99     577        74.0
75.01 - 80.00                        $162,352,439      790     46.98       $205,509       7.311    354.61     616        79.7
80.01 - 85.00                         $17,563,694       64      5.08       $274,433       8.056    351.22     589        83.9
85.01 - 90.00                         $15,753,718       65      4.56       $242,365       8.367    352.06     596        89.4
90.01 - 95.00                          $3,366,545       18      0.97       $187,030       9.307    356.21     592        94.6
95.01 - 100.00                         $9,131,673       38      2.64       $240,307       7.849    358.93     595        00.0
---------------------------------------------------------------------------------------------------------------------------------
                                     $345,612,655    1,742    100.00       $198,400       7.556    352.61     597        74.4
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                   Range of Current Gross Coupon
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF         AVERAGE       GROSS     REMG.                 ORIG
  DESCRIPTION                             BALANCE     LOANS    TOTAL        BALANCE        WAC      TERM     FICO         LTV
---------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                            $615,213        1      0.18       $615,213       4.950    359.00     642        80.0
5.001 - 5.500                          $5,440,660       14      1.57       $388,619       5.434    355.84     650        73.6
5.501 - 6.000                         $21,954,959       87      6.35       $252,356       5.845    357.42     625        72.4




--------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                                2-4






                                                                                                   Computational Materials for
[LOGO] Countrywide(R)
-----------------------                                                   Countrywide Asset-Backed Certificates, Series 2005-9
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------


                                                              Group 2

                                                    ARM and Fixed     $345,612,655

                                                          Detailed Report
---------------------------------------------------------------------------------------------------------------------------------
                                                   Range of Current Gross Coupon
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF      % OF         AVERAGE       GROSS     REMG.                 ORIG
  DESCRIPTION                             BALANCE     LOANS     TOTAL        BALANCE        WAC      TERM     FICO         LTV
---------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500                         $50,551,347       204     14.63       $247,801       6.348    358.76     605        72.8
6.501 - 7.000                         $67,826,465       282     19.62       $240,519       6.825    358.29     608        74.6
7.001 - 7.500                         $50,705,138       240     14.67       $211,271       7.321    357.76     600        74.2
7.501 - 8.000                         $51,097,625       267     14.78       $191,377       7.791    353.00     596        76.0
8.001 - 8.500                         $27,628,733       143      7.99       $193,208       8.311    351.71     582        76.1
8.501 - 9.000                         $26,389,293       147      7.64       $179,519       8.794    345.79     581        73.3
9.001 - 9.500                         $14,730,652       104      4.26       $141,641       9.306    343.80     557        76.4
9.501 - 10.000                        $14,160,746        93      4.10       $152,266       9.798    337.42     571        75.6
10.001 - 10.500                        $5,594,202        47      1.62       $119,026      10.336    329.67     590        71.4
10.501 - 11.000                        $4,076,169        47      1.18        $86,727      10.760    309.49     579        73.4
11.001 - 11.500                        $1,718,672        19      0.50        $90,456      11.374    324.10     575        84.4
11.501 - 12.000                        $1,533,887        14      0.44       $109,563      11.835    299.15     541        72.2
12.001 - 12.500                          $350,672        10      0.10        $35,067      12.305    225.31     574        72.3
12.501 - 13.000                          $696,206        11      0.20        $63,291      12.823    298.70     542        73.2
13.001 - 13.500                          $305,517         6      0.09        $50,920      13.248    287.94     537        74.3
13.501 - 14.000                          $182,209         4      0.05        $45,552      13.902    270.83     561        77.7
> 14.000                                  $54,290         2      0.02        $27,145      14.479    298.75     554        71.9
---------------------------------------------------------------------------------------------------------------------------------
                                     $345,612,655     1,742    100.00       $198,400       7.556    352.61     597        74.4
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                           Property Type
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF      % OF         AVERAGE       GROSS     REMG.                 ORIG
  DESCRIPTION                             BALANCE     LOANS     TOTAL        BALANCE        WAC      TERM     FICO         LTV
---------------------------------------------------------------------------------------------------------------------------------
SFR                                  $251,695,568     1,347     72.83       $186,856       7.556    351.75     595        73.8
PUD                                   $71,616,285       277     20.72       $258,543       7.454    355.08     602        76.5
CND                                   $14,019,135        79      4.06       $177,457       7.775    355.16     607        75.0
2 FAM                                  $5,107,305        27      1.48       $189,159       8.161    352.15     616        73.6
CNDP                                   $2,505,156         8      0.72       $313,145       7.641    354.51     603        71.7
4 FAM                                    $592,259         3      0.17       $197,420       9.282    352.17     598        85.1
3 FAM                                     $76,947         1      0.02        $76,947       7.875    359.00     554        64.7
---------------------------------------------------------------------------------------------------------------------------------
                                     $345,612,655     1,742    100.00       $198,400       7.556    352.61     597        74.4
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                             Purpose
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF      % OF         AVERAGE       GROSS     REMG.                 ORIG
  DESCRIPTION                             BALANCE     LOANS     TOTAL        BALANCE        WAC      TERM     FICO         LTV
---------------------------------------------------------------------------------------------------------------------------------
RCO                                  $165,322,105       852     47.83       $194,040       7.639    351.72     579        69.2
PUR                                  $163,169,317       755     47.21       $216,118       7.466    354.69     616        79.8
RNC                                   $17,121,234       135      4.95       $126,824       7.621    341.37     595        74.0
---------------------------------------------------------------------------------------------------------------------------------
                                     $345,612,655     1,742    100.00       $198,400       7.556    352.61     597        74.4
---------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                                2-5






                                                                                                   Computational Materials for
[LOGO] Countrywide(R)
-----------------------                                                   Countrywide Asset-Backed Certificates, Series 2005-9
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------


                                                              Group 2

                                                    ARM and Fixed     $345,612,655

                                                          Detailed Report
---------------------------------------------------------------------------------------------------------------------------------
                                                             Occupancy
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF      % OF         AVERAGE       GROSS     REMG.                 ORIG
  DESCRIPTION                             BALANCE     LOANS     TOTAL        BALANCE        WAC      TERM     FICO         LTV
---------------------------------------------------------------------------------------------------------------------------------
OO                                   $336,984,102     1,647     97.50      $204,605       7.521     353.19     597        74.6
INV                                    $6,440,783        82      1.86       $78,546       8.794     325.91     605        67.2
2H                                     $2,187,771        13      0.63      $168,290       9.399     341.54     591        74.4
---------------------------------------------------------------------------------------------------------------------------------
                                     $345,612,655     1,742    100.00      $198,400       7.556     352.61     597        74.4
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                           Range of Months Remaining to Scheduled Maturity
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF      % OF         AVERAGE       GROSS     REMG.                 ORIG
  DESCRIPTION                             BALANCE     LOANS     TOTAL        BALANCE        WAC      TERM     FICO         LTV
---------------------------------------------------------------------------------------------------------------------------------
1 - 120                                $1,009,403        34      0.29       $29,688      10.278      97.57     598        71.0
121 - 180                              $2,958,109        35      0.86       $84,517       7.887     177.02     606        65.1
181 - 300                              $7,525,195       108      2.18       $69,678       9.539     279.94     599        75.0
301 - 360                            $334,119,948     1,565     96.67      $213,495       7.500     356.57     597        74.5
---------------------------------------------------------------------------------------------------------------------------------
                                     $345,612,655     1,742    100.00      $198,400       7.556     352.61     597        74.4
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                 Collateral Grouped by Document Type
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF      % OF         AVERAGE       GROSS     REMG.                 ORIG
  DESCRIPTION                             BALANCE     LOANS     TOTAL        BALANCE        WAC      TERM     FICO         LTV
---------------------------------------------------------------------------------------------------------------------------------
FULL                                 $226,094,043     1,173     65.42      $192,749       7.355     352.60     591        74.6
STATED INCOME                        $119,518,612       569     34.58      $210,050       7.937     352.63     609        74.1
---------------------------------------------------------------------------------------------------------------------------------
                                     $345,612,655     1,742    100.00      $198,400       7.556     352.61     597        74.4
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                    Collateral Grouped by FICO
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF      % OF         AVERAGE       GROSS     REMG.                 ORIG
  DESCRIPTION                             BALANCE     LOANS     TOTAL        BALANCE        WAC      TERM     FICO         LTV
---------------------------------------------------------------------------------------------------------------------------------
801 - 820                                 $28,441         1      0.01       $28,441       8.250     267.00     807        37.3
781 - 800                                $968,977         4      0.28      $242,244       6.213     358.88     785        79.4
761 - 780                              $1,338,910         6      0.39      $223,152       7.702     349.43     769        80.0
741 - 760                              $2,746,444        11      0.79      $249,677       6.113     344.58     750        76.0
721 - 740                              $2,379,701        13      0.69      $183,054       6.950     352.42     728        79.0
701 - 720                              $2,565,021        18      0.74      $142,501       7.615     347.60     711        80.4
681 - 700                              $6,738,483        35      1.95      $192,528       7.362     353.20     688        78.4
661 - 680                             $15,135,598        90      4.38      $168,173       7.279     349.72     671        79.2
641 - 660                             $23,834,893       135      6.90      $176,555       7.221     353.16     649        77.6
621 - 640                             $50,625,766       240     14.65      $210,941       7.270     352.98     630        76.4
601 - 620                             $60,307,598       280     17.45      $215,384       7.325     353.29     611        76.0
581 - 600                             $56,798,688       258     16.43      $220,150       7.330     354.94     591        75.8
561 - 580                             $38,350,623       197     11.10      $194,673       7.556     351.30     571        70.2
541 - 560                             $28,829,986       157      8.34      $183,630       7.876     349.49     550        70.9






--------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                                2-6






                                                                                                   Computational Materials for
[LOGO] Countrywide(R)
-----------------------                                                   Countrywide Asset-Backed Certificates, Series 2005-9
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------


                                                              Group 2

                                                    ARM and Fixed     $345,612,655

                                                          Detailed Report
---------------------------------------------------------------------------------------------------------------------------------
                                                     Collateral Grouped by FICO
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF      % OF         AVERAGE       GROSS     REMG.                ORIG
  DESCRIPTION                             BALANCE     LOANS     TOTAL        BALANCE        WAC      TERM      FICO        LTV
---------------------------------------------------------------------------------------------------------------------------------
521 - 540                             $29,490,752       162      8.53       $182,042       8.424     351.19     532      70.6
501 - 520                             $24,477,865       126      7.08       $194,269       8.550     355.33     510      70.2
<= 500                                   $994,912         9      0.29       $110,546       9.504     338.38     496      70.1
---------------------------------------------------------------------------------------------------------------------------------
                                     $345,612,655     1,742    100.00       $198,400       7.556     352.61     597      74.4
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                               Grade
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF      % OF         AVERAGE       GROSS     REMG.                ORIG
  DESCRIPTION                             BALANCE     LOANS     TOTAL        BALANCE        WAC      TERM      FICO        LTV
---------------------------------------------------------------------------------------------------------------------------------
A                                    $254,058,051     1,204     73.51       $211,012       7.285     354.49     608      75.5
A-                                    $23,371,939       124      6.76       $188,483       8.092     342.72     579      73.0
B                                     $35,825,514       196     10.37       $182,783       8.004     349.31     568      69.8
C                                     $23,137,465       158      6.69       $146,440       8.773     346.73     554      71.9
C-                                     $7,844,004        47      2.27       $166,894       8.719     354.69     573      75.6
D                                      $1,375,682        13      0.40       $105,822       9.757     346.56     571      65.0
---------------------------------------------------------------------------------------------------------------------------------
                                     $345,612,655     1,742    100.00       $198,400       7.556     352.61     597      74.4
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                            Collateral Grouped by Prepayment Penalty Months
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF      % OF         AVERAGE       GROSS     REMG.                ORIG
  DESCRIPTION                             BALANCE     LOANS     TOTAL        BALANCE        WAC      TERM      FICO        LTV
---------------------------------------------------------------------------------------------------------------------------------
0                                     $84,630,104       367     24.49       $230,600       8.012     352.43     604      72.5
6                                        $660,382         5      0.19       $132,076       8.436     331.45     583      68.7
12                                    $20,592,458        62      5.96       $332,136       7.444     358.74     596      77.6
24                                    $91,201,197       356     26.39       $256,183       7.482     354.97     590      78.1
36                                    $68,046,550       318     19.69       $213,983       7.351     352.81     598      75.3
48                                        $59,351         1      0.02        $59,351       9.450     277.00     565      90.0
60                                    $80,422,612       633     23.27       $127,050       7.354     348.61     598      70.8
---------------------------------------------------------------------------------------------------------------------------------
                                     $345,612,655     1,742    100.00       $198,400       7.556     352.61     597      74.4
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Months to Roll               (Excludes 708 Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                              WA          CURRENT     # OF      % OF         AVERAGE       GROSS     REMG.                ORIG
  DESCRIPTION                MTR          BALANCE     LOANS     TOTAL        BALANCE        WAC      TERM      FICO        LTV
---------------------------------------------------------------------------------------------------------------------------------
0 - 6                          4      $23,898,767       209      9.72       $114,348       9.540     312.18     585      76.2
13 - 18                       17         $344,055         1      0.14       $344,055       7.740     353.00     593      58.1
19 - 24                       23      $87,688,767       298     35.65       $294,258       7.421     358.71     594      78.2
32 - 37                       35     $134,062,487       526     54.50       $254,872       7.494     358.67     596      74.4
---------------------------------------------------------------------------------------------------------------------------------
                                     $245,994,076     1,034    100.00       $237,905       7.667     354.16     594      75.9
---------------------------------------------------------------------------------------------------------------------------------







--------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                                2-7






                                                                                                   Computational Materials for
[LOGO] Countrywide(R)
-----------------------                                                   Countrywide Asset-Backed Certificates, Series 2005-9
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------


                                                              Group 2

                                                    ARM and Fixed     $345,612,655

                                                          Detailed Report
---------------------------------------------------------------------------------------------------------------------------------
                                                          Range of Margin                     (Excludes 708 Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF      % OF         AVERAGE       GROSS     REMG.              ORIG
  DESCRIPTION                             BALANCE     LOANS     TOTAL        BALANCE        WAC      TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000                          $1,000,090         5       0.41     $200,018        7.459   358.90      566     72.5
4.001 - 5.000                          $5,214,990        23       2.12     $226,739        7.198   348.40      593     62.6
5.001 - 6.000                         $64,753,808       268      26.32     $241,619        7.192   351.93      599     75.2
6.001 - 7.000                         $85,785,224       370      34.87     $231,852        7.441   353.32      603     76.0
7.001 - 8.000                         $56,397,925       229      22.93     $246,279        7.914   356.57      593     78.1
8.001 - 9.000                         $24,220,747       100       9.85     $242,207        8.643   356.89      567     75.1
9.001 - 10.000                         $8,438,891        37       3.43     $228,078        9.422   358.76      547     76.4
10.001 - 11.000                          $182,400         2       0.07      $91,200       10.303   358.70      533     59.6
---------------------------------------------------------------------------------------------------------------------------------
6.821                                $245,994,076     1,034     100.00     $237,905        7.667   354.16      594     75.9
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                          Range of Maximum Rates              (Excludes 708 Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF      % OF         AVERAGE       GROSS     REMG.              ORIG
  DESCRIPTION                             BALANCE     LOANS     TOTAL        BALANCE        WAC      TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500                          $476,113         2       0.19     $238,057        7.018   325.53      621     80.0
11.501 - 12.000                        $1,028,017         3       0.42     $342,672        5.731   358.60      628     81.5
12.001 - 12.500                        $7,028,726        21       2.86     $334,701        5.939   357.85      611     74.2
12.501 - 13.000                       $16,509,384        61       6.71     $270,646        6.253   357.48      608     75.7
13.001 - 13.500                       $36,459,869       134      14.82     $272,089        6.568   358.40      604     75.0
13.501 - 14.000                       $52,073,237       192      21.17     $271,215        6.960   358.15      607     75.7
14.001 - 14.500                       $32,717,124       131      13.30     $249,749        7.429   357.09      592     76.2
14.501 - 15.000                       $29,842,888       123      12.13     $242,625        7.917   356.44      593     77.8
15.001 - 15.500                       $20,363,914        83       8.28     $245,348        8.516   352.53      578     76.4
15.501 - 16.000                       $18,852,259        84       7.66     $224,432        8.862   349.61      582     74.2
16.001 - 16.500                        $9,595,216        58       3.90     $165,435        9.420   345.23      557     79.8
16.501 - 17.000                       $11,438,743        52       4.65     $219,976        9.875   344.80      572     76.1
17.001 - 17.500                        $3,540,501        25       1.44     $141,620       10.467   338.01      594     66.1
17.501 - 18.000                        $2,978,226        25       1.21     $119,129       10.925   316.16      563     76.0
18.001 - 18.500                        $1,178,961        10       0.48     $117,896       11.369   332.58      580     86.3
18.501 - 19.000                          $841,222         9       0.34      $93,469       11.831   313.15      544     67.8
19.001 - 19.500                          $240,948         5       0.10      $48,190       12.535   300.76      538     75.6
> 19.500                                 $828,726        16       0.34      $51,795       13.123   301.70      550     72.4
---------------------------------------------------------------------------------------------------------------------------------
14.490                               $245,994,076     1,034     100.00     $237,905        7.667   354.16      594     75.9
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                          Initial Periodic Rate Cap            (Excludes 708 Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF      % OF         AVERAGE       GROSS     REMG.              ORIG
  DESCRIPTION                             BALANCE     LOANS     TOTAL        BALANCE        WAC      TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------------------
1.000                                  $8,096,336        33       3.29     $245,344        8.267   348.02      565     82.0
1.500                                $195,646,113       816      79.53     $239,762        7.616   354.46      597     76.5
2.000                                  $3,352,895        13       1.36     $257,915        7.824   351.10      580     61.4




--------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                                2-8






                                                                                                   Computational Materials for
[LOGO] Countrywide(R)
-----------------------                                                   Countrywide Asset-Backed Certificates, Series 2005-9
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------


                                                              Group 2

                                                    ARM and Fixed     $345,612,655

                                                          Detailed Report
---------------------------------------------------------------------------------------------------------------------------------
                                                          Initial Periodic Rate Cap           (Excludes 708 Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF      % OF         AVERAGE       GROSS     REMG.              ORIG
  DESCRIPTION                             BALANCE     LOANS     TOTAL        BALANCE        WAC      TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------------------
3.000                                 $38,898,732       172     15.81      $226,155       7.787     354.20     587     72.8
---------------------------------------------------------------------------------------------------------------------------------
                                     $245,994,076     1,034    100.00      $237,905       7.667     354.16     594     75.9
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                       Subsequent Periodic Rate Cap           (Excludes 708 Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF      % OF         AVERAGE       GROSS     REMG.              ORIG
  DESCRIPTION                             BALANCE     LOANS     TOTAL        BALANCE        WAC      TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------------------
1.000                                 $44,298,423       196     18.01      $226,012       7.910     352.47     585     74.0
1.500                                $201,296,065       837     81.83      $240,497       7.615     354.52     596     76.4
2.000                                    $399,588         1      0.16      $399,588       7.250     359.00     538     59.7
---------------------------------------------------------------------------------------------------------------------------------
                                     $245,994,076     1,034    100.00      $237,905       7.667     354.16     594     75.9
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Lifetime Rate Floor           (Excludes 708 Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF      % OF         AVERAGE       GROSS     REMG.              ORIG
  DESCRIPTION                             BALANCE     LOANS     TOTAL        BALANCE        WAC      TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000                            $822,845         3      0.33      $274,282       5.791     353.42     636     81.9
5.001 - 6.000                         $15,255,522        52      6.20      $293,375       5.859     356.27     616     76.1
6.001 - 7.000                         $83,747,140       304     34.04      $275,484       6.668     358.23     606     75.5
7.001 - 8.000                         $71,994,950       289     29.27      $249,117       7.581     357.12     596     76.9
8.001 - 9.000                         $39,675,135       167     16.13      $237,576       8.596     351.63     581     75.3
9.001 - 10.000                        $23,810,923       120      9.68      $198,424       9.599     347.40     561     76.6
> 10.000                              $10,687,561        99      4.34      $107,955      11.052     323.77     571     72.5
---------------------------------------------------------------------------------------------------------------------------------
                                     $245,994,076     1,034    100.00      $237,905       7.667     354.16     594     75.9
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                       Next Interest Adjustment Date          (Excludes 708 Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF      % OF         AVERAGE       GROSS     REMG.              ORIG
  DESCRIPTION                             BALANCE     LOANS     TOTAL        BALANCE        WAC      TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------------------
09/05                                     $66,445         1      0.03       $66,445       8.750     283.00     617     89.5
10/05                                  $3,396,929        34      1.38       $99,910       9.683     293.66     589     75.9
11/05                                  $4,159,482        51      1.69       $81,558       9.910     293.10     594     72.1
12/05                                  $2,909,200        27      1.18      $107,748       9.834     298.78     601     74.3
01/06                                  $3,143,045        28      1.28      $112,252      10.734     305.06     590     72.8
02/06                                  $7,619,967        41      3.10      $185,853       8.676     343.75     568     83.1
03/06                                  $2,603,700        27      1.06       $96,433       9.545     298.72     587     68.8
02/07                                    $344,055         1      0.14      $344,055       7.740     353.00     593     58.1
04/07                                     $60,613         1      0.02       $60,613       8.500     355.00     631     80.0
06/07                                  $1,215,792         5      0.49      $243,158       8.227     357.00     568     71.4
07/07                                 $24,333,325        86      9.89      $282,946       7.374     358.01     595     74.2
08/07                                 $60,699,537       201     24.68      $301,988       7.414     359.00     594     79.8




--------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                                2-9






                                                                                                   Computational Materials for
[LOGO] Countrywide(R)
-----------------------                                                   Countrywide Asset-Backed Certificates, Series 2005-9
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------


                                                              Group 2

                                                    ARM and Fixed     $345,612,655

                                                          Detailed Report
---------------------------------------------------------------------------------------------------------------------------------
                                                     Next Interest Adjustment Date           (Excludes 708 Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF      % OF         AVERAGE       GROSS     REMG.              ORIG
  DESCRIPTION                             BALANCE     LOANS     TOTAL        BALANCE        WAC      TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------------------
09/07                                  $1,379,500         5     0.56         $275,900     7.829     360.00     610      84.6
05/08                                    $163,582         1     0.07         $163,582     8.300     356.00     699      80.0
06/08                                  $4,289,381        16     1.74         $268,086     7.310     357.25     585      71.9
07/08                                 $39,090,127       162    15.89         $241,297     7.563     358.00     604      73.7
08/08                                 $87,658,798       340    35.63         $257,820     7.499     359.00     592      74.6
09/08                                  $2,860,600         7     1.16         $408,657     6.624     360.00     605      79.5
---------------------------------------------------------------------------------------------------------------------------------
                                     $245,994,076     1,034   100.00         $237,905     7.667     354.16     594      75.9
---------------------------------------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                                2-10

